UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.  )

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DIFFERENTIAL BRANDS GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIFFERENTIAL BRANDS GROUP INC.

1231 S. Gerhart Avenue

Commerce, California 90022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, November 30, 2017

To the Stockholders of Differential Brands Group Inc.:

Notice is hereby given that the 2017 annual meeting of stockholders (the “Annual Meeting”) of Differential Brands Group Inc. (the “Company,” “we” or “us”) will be held at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036 at 9 am Eastern Standard Time, for the following purposes:

1.	To reelect seven directors to serve until the 2018 Annual Meeting of Stockholders or until their respective successors are elected and qualified.
2.	To conduct an advisory vote to approve named executive officer compensation.
3.	To conduct an advisory vote on the frequency of the advisory vote to approve named executive officer compensation.
4.

To approve, under applicable Nasdaq Listing Rules, the removal of the restrictions on the exercise of the SWIMS Warrant and the conversion of the SWIMS Convertible Note to permit the issuance, in excess of 19.99% of the common stock outstanding prior to such issuance, of: (1) the common stock underlying the SWIMS Warrant,  (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the common stock underlying the Class A‑1 Preferred Stock.

5.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These proposals are described more fully in the enclosed proxy statement, which we urge you to read in its entirety.

The board of directors has fixed the close of business on October 3, 2017 as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting and any of its adjournments or postponements.

You are cordially invited to attend the Annual Meeting in person. You must be a stockholder of record at the close of business on October 3, 2017 to vote at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the 2017 annual meeting in person, we strongly encourage you to vote. Please vote as soon as possible, even if you plan to attend the 2017 annual meeting in person. If you are unable to attend the Annual Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Annual Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later-dated proxy card or if you vote your shares in person at the Annual Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which

i

case a “broker non-vote” will occur and your shares will not be voted on such matters. The only routine matter to be voted on at the Annual Meeting is the ratification of the selection of our independent registered public accounting firm (Proposal No. 5). Non-routine matters at the Annual Meeting include the election of directors (Proposal No. 1), the advisory vote to approve named executive officer compensation (Proposal No. 2), the advisory vote on the frequency of the advisory vote to approve named executive officer compensation (Proposal No. 3), and the approval, under applicable Nasdaq Listing Rules, of the removal of the restrictions on the exercise of the SWIMS Warrant and the conversion of the SWIMS Convertible Note to permit the issuance, in excess of 19.99% of the common stock outstanding prior to such issuance, of: (1) the common stock underlying the SWIMS Warrant, (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the common stock underlying the Class A‑1 Preferred Stock (Proposal No. 4).

October 18, 2017	By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2017

THE NOTICE OF ANNUAL MEETING, THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10‑K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 ARE AVAILABLE ON OUR WEBSITE AT HTTP://WWW.DIFFERENTIALBRANDSGROUP.COM/ UNDER “INVESTOR INFORMATION.”

YOUR VOTE IS IMPORTANT.  YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED

PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT

RETURN OF THE PROXY CARD WILL HELP AVOID THE ADDITIONAL EXPENSE OF

FURTHER SOLICITATION TO ASSURE A QUORUM AT THE MEETING.

THE ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON NOVEMBER 30, 2017.

EXPLANATORY NOTE

We are a “smaller reporting company,” as defined in Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. As a result of being a smaller reporting company, we do not provide pay for performance, compensation and risk and compensation ratio disclosures and compensation committee interlocks disclosures, a compensation discussion and analysis or a compensation committee report, among other disclosures. We will remain a “smaller reporting company” until such time as our public float as of the last business day of our most recently completed second fiscal quarter is at least $75 million.

v

Report of the Audit Committee	29
Security Ownership of Certain Beneficial owners and Management	31
Proposal No. 2 — To conduct an advisory vote to approve named executive officer compensation	34
Background of the Proposal	34
Proposal No. 3. — To conduct an advisory vote on the frequency of the advisory vote to approve named executive officer compensation	34
Background of the Proposal	34
Proposal No. 4 — To approve, under applicable Nasdaq Listing Rules, the removal of the restrictions on the exercise of the SWIMS Warrant and the conversion of the SWIMS Convertible Note to permit the issuance, in excess of 19.99% of the common stock outstanding prior to such issuance, of (1) the common stock underlying the SWIMS Warrant, (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the common stock underlying the Class A‑1 Preferred Stock.	36
The SWIMS® Transaction	36
Background of the Proposal	36
Effect on Current Stockholders	37
Interests of Directors in this Proposal	38
Proposal No. 5 — To Ratify the appointment of Cohnreznick as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017	39
Audit Fees	40
Audit Committee Pre-Approval Policies and Procedures	40
Changes in Independent Auditor	42
Other Proposals	44
Section 16(A) Beneficial Ownership Reporting Compliance	44
Stockholder Proposals for 2018 Annual Meeting of Stockholders	44
Annual Report	46
Annex A	A-1
Annex B	B-1
Annex C	C-1

DIFFERENTIAL BRANDS GROUP INC.

1231 S. Gerhart Avenue

Commerce, California 90022

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held Monday, November 30, 2017

GENERAL INFORMATION AND VOTING RIGHTS

QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING

When and where is the Annual Meeting being held?

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or the “Board of Directors”) of Differential Brands Group Inc. (the “Company,” “we” or “us”), a Delaware corporation, for use at the 2017 annual meeting of stockholders (the “Annual Meeting”) to be held at the offices of Dechert LLP located at 1095 Avenue of the Americas on Thursday, November 30, 2017 at 9 am Eastern Standard Time, and any adjournments or postponements thereof.

Who may attend the Annual Meeting?

Any stockholder, and certain other permitted attendees, may attend the Annual Meeting. If you plan to attend the Annual Meeting in person, we ask that you also complete and return the reservation form attached to the end of the Proxy Statement. Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of the Company’s stock ownership as of the record date, along with photo identification, will be required for admission. The “street name” holders will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

Who is entitled to vote?

Only holders of record of our common stock (and holders of our convertible stock that is entitled to vote on an as-converted basis) at the close of business on October 3, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting on the proposals described in this Proxy Statement. On the Record Date, there were 13,317,281 shares of common stock outstanding. On all matters to come before the Annual Meeting, each holder of record of common stock is entitled to one vote for each share of common stock. The shares of common stock held in our treasury, which are not considered outstanding, will not be voted.

What is the difference between holding shares as a stockholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

Stockholders of Record.  If your shares are registered in your name, you are a stockholder of record. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend.

Beneficial Owners With Shares Held in “Street Name.” If your shares are held in “street name” at a bank, broker or other similar organization or other nominees, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your bank, broker or other nominee holder. To obtain a valid proxy, you must make a special request of your bank, broker or other nominee. If you do not make this request, you may still vote by following the instructions in the voting instruction card, which your bank, broker or other nominee has enclosed for you to use in directing such bank, broker or nominee on how to vote your shares.

All Stockholders. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

How do I vote?

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You may vote by mail. You can do this by completing your proxy card (as a stockholder of record) or voting instruction card (as a beneficial owner holding in “street name”) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

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You may vote in person. Ballots will be passed out at the Annual Meeting to anyone who wants to vote at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If your shares are held directly in your name, you may vote in person at the Annual Meeting. However, if your shares are held in “street name” (that is, through a bank, broker or other nominee), you must first obtain a properly executed proxy from the stockholder of record (that is, your bank, broker or other nominee) and vote.

•

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you received this Proxy Statement from the nominee, along with the nominee’s voting instruction card, which includes voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Your vote will be based on your instructions to the bank, broker or other nominee on how to vote the ordinary shares.

If I vote by proxy, can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with the Secretary of the Company at our principal offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your bank, broker or other nominee to find out how to do so.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the nominees to the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the Annual Meeting.

What constitutes a quorum?

Pursuant to our existing Amended and Restated Bylaws, adopted as of July 6, 2015 and as amended as of November 7, 2016 (the “Bylaws”), in order for us to conduct the Annual Meeting, the holders of shares of common stock outstanding representing a majority of the voting power of all outstanding shares entitled to vote as of the Record Date of October 3, 2017, must be present at the Annual Meeting in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum.

What happens if a quorum is not present?

Pursuant to our Bylaws, if a quorum is not present, the Annual Meeting will be adjourned to such day and at such time and place as the Chairman of the Annual Meeting may determine. At the adjourned meeting the stockholders may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting, but otherwise notice of the adjournment is not required.

How will votes be counted?

For Proposal No. 1 (the election of directors), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” for one or more of the nominees. For Proposal No. 3 (advisory vote on the frequency of the advisory vote to approve named executive officer compensation), you may vote “ONE YEAR”,”TWO YEARS”, “THREE  YEARS” or “ABSTAIN.” For the other items of business (Proposals Nos. 2, 4 and 5), you may vote “FOR”, “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will have the effect as described in each of the proposals as described below.

Proposal No. 1: To Reelect Seven Directors to Serve on the Board of Directors Until the 2018 Annual Meeting of Stockholders or Until Their Respective Successors Are Elected and Qualified:  Pursuant to our Bylaws, the nominees for reelection to the Board of Directors who receive a plurality of “FOR” votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected. “WITHHELD” votes will be counted as present for the purposes of this vote, but will have no effect on the outcome of the proposal. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 2: To Conduct an Advisory Vote to Approve Named Executive Officer Compensation:  Approval of the advisory vote on executive compensation requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Because this vote is advisory, it will not be binding on the Board of Directors or the Company. However, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 3: To Conduct an Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation:  The frequency that receives a plurality of votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be selected.  Because this vote is advisory, it will not be binding on the Board of Directors or the Company. However, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of conducting an advisory vote on executive compensation. Brokers, banks and other financial institutions cannot vote your stock on your behalf for the election of directors if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 4: To Approve, under Applicable Nasdaq Listing Rules, the Removal of the Restrictions on the Exercise of the SWIMS Warrant and the Conversion of the SWIMS Convertible Note to Permit the Issuance, in Excess of 19.99% of the Common Stock Outstanding prior to such Issuance, of: (1) the Common Stock underlying the SWIMS Warrant, (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the Common Stock underlying the Class A‑1 Preferred Stock:  Pursuant to our Bylaws and the Listing Rules of the NASDAQ Stock Market LLC (“Nasdaq”), the adoption of a more-than‑19.99% common stock issuance (or the issuance of securities convertible into more than 19.99% of outstanding common stock) requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Abstentions will not be counted in determining whether this proposal has been approved. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 5: To Ratify the Appointment of CohnReznick LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017:  Ratification of the appointment of our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether this proposal has been approved. Broker non-votes will be counted as present and are entitled to vote on the proposal. If you hold your shares in street name and do not provide voting instructions to your broker, the shares may be voted on this proposal at the discretion of your broker.

How will my shares be voted if I do not provide instructions on the proxy card?

Stockholders of Record. If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy. If you hold your shares directly in your own name and you sign and return your proxy card (including over the internet or by telephone) but do not include voting instructions, your proxy will be voted as the Board of Directors recommends on each proposal.

Beneficial Owners. If you hold your shares in “street name” and do not provide voting instructions to your bank, broker or other nominee, your broker may vote your shares on “routine” matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal No. 5). If a bank, broker or other nominee votes your shares on these matters in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “FOR” vote, abstention or “AGAINST” vote, as the case may be, depending on how the broker votes. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted in connection with the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2017, but will not count as a “FOR” vote for any other matter, including the election of the nominees for directors. Because banks, brokers and other nominees require their customers’ direction to vote on non-routine matters, it is critical that the stockholders provide their banks, brokers and other nominees with voting instructions with respect to the proposals involving non-routine matters (Proposals Nos. 1‑4).

What is a broker non-vote?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the stockholder of record with voting instructions on any non-routine matters brought to a vote at the meeting.

SOLICITATION OF PROXIES

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may also retain outside brokers, banks, custodians, nominees and other fiduciaries to assist in the solicitation of proxies. Any reasonable charges and expenses incurred in connection with the use of such outside solicitors will be paid by the Company.

HOUSEHOLDING

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on the Securities and Exchange Commission (“SEC”) rules that permit us to deliver only one set of proxy materials, including our proxy statement, our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 and the notice of annual meeting, to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each stockholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 or other proxy materials, free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please mail your request to Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022, attention: Lori Nembirkow, or call us at +1 (323) 890‑1800.

STOCKHOLDER LIST

For at least ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive offices located at 1231 S. Gerhart Avenue, Commerce, California 90022. The list will also be available for examination at the Annual Meeting.

VOTING RESULTS OF THE ANNUAL MEETING

Voting results will be published in a Current Report on Form 8‑K issued by us within four business days following the Annual Meeting and will be reported on our website at http://www.differentialbrandsgroup.com/.

PROPOSAL NO. 1 — TO REELECT SEVEN DIRECTORS TO SERVE ON THE BOARD OF DIRECTORS
UNTIL THE 2018 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE
SUCCESSORS ARE ELECTED AND QUALIFIED

Background of the Proposal

Upon recommendation of the Nominating and Governance Committee, our Board of Directors has nominated seven directors to serve until the annual meeting of stockholders to be held in 2018 (the “2018 Annual Meeting of Stockholders”) and until their successors have been elected and qualified. Pursuant to our Bylaws, each member of our Board of Directors is elected at the annual meeting of stockholders and serves until the next annual meeting of stockholders or until a successor has been elected and qualified or his or her earlier death, resignation or removal. Additionally, our Bylaws provide that the number of directors of the Company shall be fixed from time to time exclusively by the Board, which is currently seven. All seven nominees listed below currently serve on our Board.

As previously reported in our Current Report on Form 8‑K filed with the SEC on January 29, 2016, we completed the acquisition (the “RG Merger”) of all of the outstanding equity interests of RG Parent LLC and its subsidiaries (“RG” or “Robert Graham”), a business engaged in the design, development, sales and licensing of apparel products and accessories that bear the brand name Robert Graham® on January 28, 2016. In connection with the completion of the RG Merger, Samuel J. Furrow resigned from his position as Interim Chief Executive Officer and Chairman of the Board of Directors, and each of Joanne Calabrese and Suhail R. Rizvi resigned as directors of the Company. On January 28, 2016, pursuant to the Stock Purchase Agreement and the Certificate of Designation, and in connection with the consummation of the RG Merger, TCP Denim, LLC designated Matthew Eby, William Sweedler and Andrew Tarshis to serve together with the Company’s continuing directors, Kelly Hoffman and Kent Savage. The Board of Directors then appointed Walter McLallen and Michael Buckley as directors of the Company and William Sweedler as Chairman of the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. In accordance with Article III of our Bylaws, vacancies are filled by a majority vote of the remaining Board of Directors or by a sole remaining director. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

As set forth in our Bylaws, the election of directors to the Board is determined by a plurality of the votes cast by the stockholders present and entitled to vote. This means that the seven nominees receiving the highest numbers of “FOR” votes cast at the Annual Meeting will be elected as directors.

The table and biographies below set forth information as of the date of this Proxy Statement with respect to the director nominees, all of whom are currently directors of the Company.

Name	Age	Positions	Independent(1) (Y/N)	Director Since
William Sweedler	51	Chairman of the Board of the Company; Co‑Founder and Managing Partner, Tengram Capital Partners	Y	2016
Michael Buckley	54	Chief Executive Officer and Director of the Company	N	2016
Matthew Eby	46	Director of the Company; Co‑Founder and Managing Partner, Tengram Capital Partners	Y	2016
Kelly Hoffman	59	Director of the Company; Chief Executive Officer and Director, Ring Energy, Inc.	Y	2004
Walter McLallen	51	Director of the Company; Managing Director, Meritage Capital Advisors	Y	2016
Kent Savage	55	Director of the Company; General Partner, Savage Interests LP; Chief Executive Officer, Icon.me, LLC	Y	2003
Andrew Tarshis	51	Director of the Company; Chief Operating Officer/Chief Compliance Officer and Partner, Tengram Capital Partners	Y	2016

(1)	Such directors are “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC.

William Sweedler has served as Chairman of our Board of Directors since January 2016. Since January 2011, Mr. Sweedler has been a Co Founder and General Partner of Tengram Capital Partners L.P. (“Tengram Capital Partners”), a consumer private equity firm formed to invest in the consumer and retail sectors. Tengram Capital Partners is also currently our largest stockholder, as discussed further in “Security Ownership of Certain Beneficial Owners and Management” below. Prior to his tenure at Tengram Capital Partners, Mr. Sweedler was the founder and Chief Executive Officer of Windsong Brands, a diversified brand development and investment company that specialized in the acquisition, growth, licensing, and comprehensive management of consumer branded intellectual property and businesses. Mr. Sweedler is currently Chairman of the Board of Sequential Brands Group, Inc. (NASDAQ: SQBG), as well as a director at the following privately held companies: NEST Fragrances, Tommie Copper, Luciano Barbera and Zanella. Prior to founding Windsong Brands, he was President and Chief Executive Officer of Joe Boxer, a wholly owned division of the Iconix Brand Group Inc. (NASDAQ: ICON) of which he was also an Executive Vice President and Director. Mr. Sweedler has a B.S. in Finance and Investments from Babson College with a BS in Finance and Investments. With over 25 years of experience in the consumer sector as an operator and strategic investor, Mr. Sweedler brings strategic vision and guidance to the Company as Chairman of our Board of Directors.

Michael Buckley has served as a member of our Board of Directors and our Chief Executive Officer since January 2016. Prior to the RG Merger, Mr. Buckley served as Chief Executive Officer of Robert Graham since June 2011. From 2006 to 2010, Mr. Buckley served as the President of True Religion Apparel Inc. From 2001 to 2005, Mr. Buckley served as President and Chief Executive of North American operations for the Ben Sherman Group. From 1996 to 2001, Mr. Buckley served as Vice President of Diesel USA, a retail apparel company, where he oversaw all U.S.-based retail and financial operations of Diesel® Jeans U.S.A. Mr. Buckley’s experience with the management of all aspects of operations of an apparel company provides us with leadership and guidance across all aspects of our operations.

Matthew Eby has served as a member of our Board of Directors since January 2016. Since January 2011, Mr. Eby has been a Co-Founder and General Partner of Tengram Capital Partners where he is responsible for originating, underwriting and monitoring of investments and co manages the daily activities of the firm. Mr. Eby serves as Chairman of NEST Fragrances and Earth Treks and is a member of the board of directors of Algenist. Prior to founding Tengram, Mr. Eby was the founder and Chief Investment Officer of JAWS Estates Capital, the private investment office of Barry Sternlicht and the Sternlicht family. In 2009, on behalf of Starwood Capital Group, he oversaw the initial public offering of Starwood Property Trust (NYSE: STWD), a mortgage REIT focused on commercial real estate properties that raised over $930 million. Prior to founding JAWS, Mr. Eby was an associate at Morgan Stanley where he helped to found a group designed to facilitate interaction between the Investment Banking

Division and the High Net Worth and Retail Divisions. Before entering the investment industry, Mr. Eby served five years as an officer in the U.S. Navy. Mr. Eby holds an M.B.A. from Harvard Business School and a B.Sc from the United States Naval Academy. Mr. Eby’s experience with the management of investments and operating activities of brands provides us with guidance as we manage the integration between Robert Graham and Hudson, as well as review other potential strategic acquisitions.

Kelly Hoffman has served as a member of our Board of Directors since June 2004. Since January 2013, Mr. Hoffman has served as the Chief Executive Officer and Director of Ring Energy, Inc. (NYSE: REI), an oil and gas exploration, development and production company with operations in Texas and Kansas. From December 2011 until January 2013, Mr. Hoffman served as a consultant to numerous companies in the oil and gas industry. From April 2008 until December 2011, Mr. Hoffman served as President of Victory Park Resources, a privately-held exploration and production company specializing in the acquisition of oil and gas producing properties in Oklahoma, Texas and New Mexico. From 1998 until September 2009, Mr. Hoffman served as Chairman of the Board of Directors and Chief Executive Officer of Varsity Media Group Inc., a technology and new media company. From 1991 until 1998, Mr. Hoffman owned AOCO Operating, a company that raised capital for the acquisition of property in Texas, Louisiana and New Mexico whereby he purchased over 20,000 acres and drilled over 75 successful oil wells. Mr. Hoffman began his oil and gas career at Amoco Production Company in Texas in various positions. Mr. Hoffman attended Texas Tech University and majored in Business Administration. Mr. Hoffman’s experience with starting up, raising capital and running various companies provides us with practical knowledge and guidance on operations.

Walter McLallen has served as a member of our Board of Directors since January 2016. Since 2004, Mr. McLallen has served as the Managing Director of Meritage Capital Advisors, an advisory boutique focused on debt and private equity transaction origination, structuring and consulting.  Mr. McLallen has extensive board and organizational experience and has served as a director, Chairman or Vice Chairman on numerous corporate and non-profit boards and committees, with a significant historical focus on consumer products related companies, including private companies, such as Timeless Wine Company, the producer of consumer luxury wine brands Silver Oak, Twomey and OVID since August 2016; Worldwise, a consumer branded pet products company since April 2016; adMarketplace, a search engine advertiser since 2012; Dutchland Plastics, a roto-molding plastics manufacturer since January 2017; and Genus Oncology, an early-stage biotechnology company since 2015. He is also a founder and Co-Chairman of Tomahawk Strategic Solutions, a law enforcement, military and corporate training and security company, since 2014. From 2006 to 2015, Mr. McLallen was the Executive Vice Chairman of Remington Outdoor Company, an outdoor consumer platform he co-founded with a major investment firm. Mr. McLallen was formerly with CIBC World Markets from 1995 to 2004, during which time he was a Managing Director, head of Debt Capital Markets and head of High Yield Distribution. Mr. McLallen started his career in the Mergers & Acquisitions Department of Drexel Burnham Lambert and was a founding member of The Argosy Group L.P. in 1990. He received a B.A. with a double major in Economics and Finance from the University of Illinois at Urbana-Champaign. Mr. McLallen’s experience with over 25 years in the investment banking, corporate finance advisory, capital markets and financial sector, including significant exposure to financial reporting, accounting, finance, risk management and portfolio management across a broad section of industries, provides us with expertise and guidance on operational, financial and public company reporting requirements.

Kent Savage has served as a member of our Board of Directors since July 2003. Since 2000, Mr. Savage has served as the General Partner of Savage Interests LP, a limited partnership for investments. Since 2012, Mr. Savage has also served as co-founder and Chief Executive Officer of Icon.me, LLC. From June 2005 until 2010, Mr. Savage served as Founder and Chief Executive Officer of Famecast, Inc., a privately-held interactive branded entertainment and contest management company. From January 2004 until June 2005, Mr. Savage served as Chief Executive Officer for Digital Lifestyles Group, Inc., a publicly-traded manufacturer and distributor of personal computers, and in connection, Mr. Savage created the hip-e™ computer. Between February 2003 and January 2004, Mr. Savage served in various consulting capacities to start-up companies. From September 2002 until February 2003, Mr. Savage served as Co-Founder, Chief Sales and Marketing Officer for TippingPoint Technologies (NASDAQ: TPTI), which was later acquired by 3Com. From February 1999 until August 2001, Mr. Savage served as co-founder, Chief Executive Officer and President for Netpliance, Inc., which completed an initial public offering (NASDAQ: NPLI). From April 1998 until February 1999, Mr. Savage served as General Manager, Broadband for Cisco Systems Inc.’s service provider line of business. From July 1996 until April 1998, Mr. Savage served as Vice President, Sales and Marketing for

NetSpeed, Inc., which was acquired by Cisco Systems, Inc. (NASDAQ: CSCO). Mr. Savage received his B.S. degree in Business from Oklahoma State University, attended University of Virginia’s Executive Leadership Program, and received his M.B.A. degree from Southern Methodist University. Mr. Savage’s extensive experience as an officer and director at other public companies brings valuable experience and insight regarding our financial and accounting matters, which are also key to his role as chairman of our Audit Committee.

Andrew Tarshis has served as a member of our Board of Directors since January 2016. Since January 2011, Mr. Tarshis has served as a Partner of Tengram Capital Partners, as well as Chief Operating Officer and Chief Compliance Officer. Prior to joining Tengram, Mr. Tarshis was Executive Vice President and General Counsel at Iconix Brand Group, Inc. (NASDAQ: ICON), a brand management and licensing company, where he was involved in all aspects of the Company’s strategic and legal affairs, including M&A, financing, licensing and intellectual property, governance, SEC and other regulatory and compliance matters. Prior to joining Iconix, Mr. Tarshis served as Senior Vice President and General Counsel for Windsong Allegiance Group, LLC, former owner of the Joe Boxer and Hathaway brands, and as a corporate attorney for Toys R Us, Inc., specializing in intellectual property. Mr. Tarshis received his J.D. from the University of Connecticut School of Law and a B.A. from the University of Michigan, Ann Arbor. Mr. Tarshis’s experience with the management of all aspects of strategic and legal affairs provides us with guidance and brings valuable experience and insight into all legal matters related to our operations and reporting requirements as a public company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

EXECUTIVE OFFICERS

The table and biographies below set forth information as of the date of this Proxy Statement with respect to our executive officers. Our executive officers hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.

Name	Age	Position
Michael Buckley	54	Chief Executive Officer and Director of the Company (Principal Executive Officer)
Bob Ross	49	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Peter Kim	47	Founder and Vice Chairman of Hudson subsidiary

Michael Buckley has served as Chief Executive Officer and a member of our Board of Directors since January 2016. For more information, see Mr. Buckley’s full biography under “Proposal No. 1. Election of Directors.”

Bob Ross has served as our Chief Financial Officer since January 2017.  From October 2013 until October 2016, Mr. Ross served as Chief Financial Officer of Nasty Gal, Inc. From April 2010 to January 2013, Mr. Ross served as Chief Financial Officer at Ideeli Inc. From October 1997 to December 2009, Mr. Ross held various financial and operational executive roles at Urban Outfitters.

Peter Kim has served as the Chief Executive Officer of Hudson Clothing LLC, our wholly-owned subsidiary (“Hudson”), since its acquisition by us in September 2013 until June 2017 and presently serves as Founder and Vice Chairman of our Hudson board.  Mr. Kim founded Hudson and has been a member of its board of directors since 2002 and was its Chief Executive Officer until June 2017.

BOARD MEETINGS AND BOARD COMMITTEE INFORMATION

Board Meetings

Our Board of Directors manages us through board meetings and through its committees. During our fiscal year ended December 31, 2016 (“fiscal 2016”) our Board of Directors held 12 meetings, including six meetings by unanimous written consent. Each incumbent director attended at least 75% of all the meetings of the Board of Directors and the committees on which such director served. Although we do not have a formal policy regarding attendance at our annual meeting of stockholders, we attempt to accommodate the schedules of each member of our Board of Directors in choosing a date for our annual meeting of stockholders and our annual meeting of our Board of Directors. Directors are generally in attendance at the annual meeting of stockholders.  All of the members of our Board of Directors attended our annual meeting of stockholders in 2016 (the “2016 Annual Meeting of Stockholders”) in person or telephonically.

In accordance with our Corporate Governance Guidelines, non-management directors also meet as needed in executive sessions without management present, with at least one such meeting a year attended only by independent directors. The Chairman of the Board presides over these executive sessions. During fiscal 2016, our non-management met two times in executive session, all of which meetings were comprised of only independent directors.

Committees and Committee Charters

The Board of Directors has established a separately designated audit committee (the “Audit Committee”), compensation and stock option committee (the “Compensation and Stock Option Committee”) and nominating and governance committee (the “Nominating and Governance Committee”) of the Board of Directors. Our Board of Directors may also establish special committees from time to time to perform specifically delegated functions. The Board of Directors has adopted a written charter that governs the conduct and responsibilities of each of the Audit Committee, Compensation and Stock Option Committee and Nominating and Governance Committee, copies of which may be found on our website at www.differentialbrandsgroup.com/ in the section titled “Investor Information—Corporate Governance.” You may also request printed copies of the charter(s) by sending written request to the Secretary at the address set forth on the cover of this Proxy Statement. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

The following table identifies the current members of our Board serving on the Audit Committee, the Compensation and Stock Option Committee and the Nominating and Governance Committee.

		Compensation and	Nominating and
Name	Audit	Stock Option	Governance
William Sweedler		Chair	X
Matthew Eby			Chair
Kelly Hoffman	X
Walter McLallen	X	X
Kent Savage (1)	Chair		X
Andrew Tarshis		X

(1)	Mr. Savage has been designated to be an “audit committee financial expert” as such term is defined in the rules and regulations of the SEC.

Audit Committee

The Audit Committee is currently comprised of Messrs. Hoffman, McLallen and Savage. Mr. Savage serves as Chairman of the Audit Committee. The Audit Committee met or acted through written consent a total of eight times in fiscal 2016.

The principal responsibility of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists our Board of Directors in monitoring (1) our accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor (including pre-approval of audit and non-audit services to be performed by the independent auditor), (2) the integrity of our financial statements, (3) our systems of internal control regarding finance and accounting and (4) our compliance with legal and regulatory requirements. Our Audit Committee is also responsible for reviewing with management our major risk exposures and our risk assessment and risk management programs. As discussed above, the Audit Committee has a charter that details its duties and responsibilities, which was adopted by our Board of Directors on November 21, 2013.

Currently, all Audit Committee members are “independent” under applicable Nasdaq listing standards and rules and regulations of the SEC, including Rule 10A‑3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that each member of the Audit Committee has sufficient knowledge and understanding of the Company’s financial statements to serve on the Audit Committee and is financially literate within the meaning of Nasdaq listing standards as interpreted by the Board. Mr. Savage has been designated to be an “audit committee financial expert” as such term is defined under federal securities laws.

Compensation and Stock Option Committee

Currently, the Compensation and Stock Option Committee, is comprised of Messrs. McLallen, Sweedler and Tarshis. Mr. Sweedler serves as Chairman of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee met or acted through written consent a total of four times in fiscal 2016.

The Compensation and Stock Option Committee’s responsibilities include determining the compensation of our Chief Executive Officer and other executive officers, reviewing and approving employment agreements, severance arrangements, change in control provisions and special or supplemental benefits applicable to our Chief Executive Officer and other executive officers and, in consultation with senior management, recommending to the Board of Directors for the Board’s approval our general compensation philosophy and objectives. Additionally, the Compensation and Stock Option Committee reviews and approves incentive compensation and equity-based plans, as well as compensation plans, policies and benefit programs applicable to employees generally, and administers our equity-based compensation plans. In connection with its deliberations, the Compensation and Stock Option Committee seeks the views of management with respect to appropriate compensation levels of the other officers and directors and may recruit compensation consultants, outside counsel and other advisers as it deems necessary to provide independent advice regarding market trends and other competitive considerations, and has the sole authority to compensate and oversee the work of such consultants, outside counsel and other advisers. During fiscal 2016, the Compensation and Stock Option Committee did not retain the services of compensation consultants to determine or recommend the amount or form of executive and director compensation. As discussed above, the Compensation and Stock Option Committee has a charter that details its duties and responsibilities, which was adopted by our Board of Directors on November 21, 2013.

In setting the level of cash and equity compensation, the Compensation and Stock Option Committee considers various factors, including our overall performance and the individual’s performance during the year, the uniqueness and relative performance of the executive’s skill set, the expected future contribution to us and competitive conditions. In addition, the Compensation and Stock Option Committee considered the affirmative “say on pay” vote at our annual meeting of stockholders held in 2011 and again at our annual meeting of stockholders held in 2014 and the affirmative golden parachute “say on pay” vote at our 2015 Annual Meeting of Stockholders, and continued to apply the same principles in determining the amounts and types of executive compensation. In addition, our Compensation and Stock Option Committee reviews compensation for our Chief Executive Officer, and considers the recommendation by the Chief Executive Officer for the other Named Executive Officers (as defined below) other than the Chief Executive Officer. As set forth in our Compensation and Stock Option Committee’s charter, the Chief Executive Officer may not be present during voting or deliberations on his compensation.

Currently, all Compensation and Stock Option Committee members are “independent” under applicable Nasdaq listing standards, including the enhanced independence requirements applicable to members of compensation committees.   The Compensation and Stock Option Committee also has the ability to delegate its duties as necessary and appropriate, including the ability to delegate certain of its responsibilities under our equity based compensation plans.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Messrs. Eby, Savage and Sweedler. Mr. Eby serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee met a total of two times in fiscal 2016.

The principal responsibilities of the Nominating and Governance Committee are (1) assisting our Board of Directors in identifying individuals qualified to serve as members of our Board of Directors, (2) developing and recommending to our Board of Directors a set of corporate governance guidelines, and (3) overseeing the evaluation of our Board of Directors and management. In that regard, the Nominating and Governance Committee also has primary responsibility to recommend to our Board of Directors the director nominees for election by the stockholders at meetings of stockholders and for filling any vacancies and newly created directorships, to periodically review and make recommendations regarding the composition and size of our Board of Directors and committees, to review and make recommendations to our Board of Directors with respect to director compensation, to lead the Board’s annual self-evaluation process, to annually recommend to the Board the chairpersons and members of the Board’s committees and to oversee director orientation and continuing education programs.

As discussed above, the Nominating and Governance Committee has a charter that details its duties and responsibilities, which was adopted by our Board of Directors on November 21, 2013. Currently, all Nominating and Governance Committee members are “independent” under Nasdaq listing standards.

CORPORATE GOVERNANCE MATTERS

Director Nominations

Directors may be nominated by the Board or stockholders in accordance with the Company’s Bylaws. The Nominating and Governance Committee is responsible for developing criteria for the selection of, and recommending to the Board candidates for, new directors for election at stockholder meetings and nominees for vacancies and for reviewing such director candidates, including those nominated by stockholders. The Board’s and Nominating and Governance Committee’s methods for choosing candidates for election to the Board of Directors (other than those formally nominated by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including existing members of the Board of Directors, executive officers, individuals personally known to the members of the Board of Directors and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates.

In evaluating the suitability of candidates, the Nominating and Governance Committee may take into account many factors, including the potential candidate’s judgment, experience, independence, character, business acumen and such other factors as the Nominating and Governance Committee concludes are pertinent in light of the current needs of our Board of Directors, including an incumbent’s past performance, attendance at meetings and participation in and contributions to the activities of our Board of Directors. Our Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in our Board of Directors’ activities, including attendance at and active participation in meetings of our Board of Directors. Our Board of Directors has no stated specific minimum qualifications that must be met by a candidate for a position on our Board of Directors.

We have no formal policy on diversity; however, our Board of Directors believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. To date, no more specific criteria has been developed other than that set forth in the charter of the Nominating and Governance Committee and our Corporate Governance Guidelines.

There is no specific procedure outlined in the charter for the Nominating and Governance Committee or the Corporate Governance Guidelines to consider recommendations by common stockholder for candidates on our Board of Directors, but such recommended candidates will be considered in accordance with the principal responsibilities of the Nominating and Governance Committee, our Bylaws, our Corporate Governance Guidelines and all applicable rules and regulations relating to such nominations by our common stockholders. Any recommendations by stockholders for nominations to our Board of Directors are evaluated in a manner similar to how the Nominating and Governance Committee considers all directors.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that describe, among other matters, the role of the Board of Directors, Board of Directors composition and selection, director independence and other director qualifications, selection of the Chairman and Chief Executive Officer, our majority voting standard, committees of the Board of Directors, meetings of the Board of Directors, director responsibilities, director compensation, annual performance evaluations, succession planning and the process for stockholders or other interested parties to communicate with our Board of Directors. A copy of the Corporate Governance Guidelines, as amended from time to time, can be found on our website at www.differentialbrandsgroup.com/ in the section titled “Investor Information—Corporate Governance.”

Board Leadership Structure

Our Board of Directors is led by our Chairman of the Board and our Company is led by our Chief Executive Officer. In accordance with our Corporate Governance Guidelines, our Board of Directors believes that whether to have the same person occupy the offices of Chairman and Chief Executive Officer should be decided by the Board of

Directors, from time to time, in its business judgment after considering relevant circumstances. We currently separate the offices of Chairman of the Board and Chief Executive Officer.

We believe that, under normal circumstances, separating the role of Chairman and Chief Executive Officer promotes balance between the oversight function of the Board of Directors and our operational and strategic direction undertaken by our Chief Executive Officer. We believe that this separation also balances the leadership in the boardroom and at the Company in its day-to-day operational activities. Our Board of Directors will periodically make a determination as to the appropriateness of this policy, including in connection with the recruitment and succession of the Chairman and/or Chief Executive Officer.

In addition, all of our committees have separate committee chairpersons that act as the presiding chair at the particular committee meetings. All members are free to request items for inclusion on the agenda at meetings and have an opportunity to bring up any items of discussion at any time among the Board of Directors or with management.

Compensation of Directors and Officers

The Compensation and Stock Option Committee determines the compensation to be paid to our officers and directors, with recommendations from management as to the amount and/or form of such compensation. The Nominating and Governance Committee also makes recommendations to our Board regarding director compensation.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees on May 22, 2003. Our Code of Business Conduct and Ethics is available on our website at www.differentialbrandsgroup.com in the section titled “Investor Information — Corporate Governance,” or you may request a free copy of our Code of Business Conduct and Ethics from our Chief Compliance Officer at our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022 or by calling +1 (323) 890‑1800. You may also find a copy of our Code of Business Conduct and Ethics filed as Exhibit 14 to our Annual Report on Form 10‑K for the fiscal year ended November 29, 2003 filed with the SEC on February 27, 2004.

To date, there have been no waivers under our Code of Business Conduct and Ethics. We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waiver granted from a provision of such code on our website at www.differentialbrandsgroup.com within the same time frame that would otherwise be required by a Current Report on Form 8‑K.

Stockholder Nominations

Our Bylaws provide that nominations of persons for election as directors at a meeting of stockholders at which directors are to be elected may be made by or at the direction of the Board of Directors or by a stockholder, as set forth below.

For a stockholder to properly bring before an annual meeting a nomination or nomination(s) for election to the Board of Directors, the stockholder must have given timely notice including all of the information regarding the nominee(s) and the stockholder giving the notice, as mandated by our Bylaws, must have been a stockholder of record on the date of giving notice, and must be entitled to vote for the election of directors at the annual meeting. To be timely, such notice must be received by the Secretary of the Company at our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022 not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, under the terms of our Bylaws, notice by the stockholder must be (i) no earlier than the opening of business on the 120th day before the annual meeting and (ii) not later than the later of the close of business on the 90th day before the annual meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the annual meeting.

For a stockholder to properly bring before a special meeting a nomination or nomination(s) for election to the Board of Directors, the stockholder’s notice must be received by the Secretary of the Company at our principal executive offices at the address referenced above (i) not earlier than the opening of business on the 120th day prior to the meeting and (ii) not later than the close of business on the 90th day before the meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the special meeting.

Because this Annual Meeting is not being held more than 30 days before the anniversary date of the 2016 Annual Meeting of Stockholders or more than 60 days after such anniversary date, written notice from stockholders was required to be received by the close of business on August 9, 2017, which was the 90th day prior to the Annual Meeting.

If the number of directors to be elected to the Board of Directors at an annual meeting is increased, and the Company does not publicly announce the names of the nominees for the additional directorships before the close of the 90th day prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for the additional directorships, if the notice is received by the Secretary of the Company at the principal executive offices of the Company at the address referenced above by the close of business on the tenth day following the day on which the Company first publicly announces the nominees for additional directorships.

Director Independence

Currently, the following six out of seven members of our Board of Directors are considered “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC:

•	Matthew Eby;
•	Kelly Hoffman;
•	Walter McLallen;
•	Kent Savage;
•	William Sweedler; and
•	Andrew Tarshis.

In making its determination that the foregoing directors are independent, the Board of Directors considered all relevant facts and circumstances. As required under Nasdaq listing standards, in making its determination of independence, the Board of Directors considered whether the director had a relationship with the Company which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq definition of independent director includes a series of objective tests which were considered by the Board. Specifically, a member of the Board of Directors may be considered independent if such member:

•

a director who is, or at any time during the past three years was, employed by the Company; a director who accepted, or who has a family member who accepted, any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
•

a director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

•

a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity; or

•

a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

There are no current transactions with members of the Board of Directors that needed to be considered for any impact on the respective member’s independence. All current members of our Audit Committee, Compensation and Stock Option Committee and Nominating and Governance Committee are considered to be independent based on the applicable rules of Nasdaq and the SEC. The remaining member of our Board, Mr. Buckley, is not considered independent because he is employed by the Company as its Chief Executive Officer.

Communications with the Board of Directors

Stockholders may contact an individual director, the Board of Directors as a group, or a specified Board of Directors committee or group, including the independent directors as a group, by mail, addressed to our corporate office at 1231 S. Gerhart Avenue, Commerce, California 90022, or by email addressed to board@differentialbrandsgroup.com. Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of the communication. The Secretary will initially receive and process communications before forwarding them to the addressee. Our policy on communications with the Board of Directors is contained in our Corporate Governance Guidelines, which can be found on our website at www.differentialbrandsgroup.com in the section titled “Investor Information—Corporate Governance.”

The Board’s Role in Risk Oversight

Our Board of Directors oversees our risks in an enterprise-wide approach to understand our material enterprise risks, including operational, financial, strategic, compliance and reputational risks. First, we have a fully independent Audit Committee that is primarily responsible for reviewing with management our major risk exposures and our risk assessment and risk management programs, including our financial risks. Our Audit Committee meets on a quarterly basis and as needed with management and our internal audit consultants to review and discuss these matters. In addition, at the invitation of the Audit Committee, other members of the Board of Directors and management team are also present at these meetings to participate in the discussion on our most significant risks and exposure to risks and the evaluation of these matters to ensure consensus and mutual understanding between our Board of Directors and management. Finally, each of our committees considers their own particular set of risks associated with its responsibilities.

DIRECTOR COMPENSATION

Historically, our non‑employee directors have been compensated for service through an equity grant or on a cash basis. Our non‑employee directors are not compensated in any other manner; however, they are reimbursed for travel and business expenses associated with attending our annual meeting or other in person meetings. Members of our Board of Directors who are employees or directors designated by the TCP Denim, LLC, (the “Series A Designated Directors”) even if they are non-employee directors, receive no additional compensation for service as a member of our Board of Directors.

On December 20, 2016, the Compensation and Stock Option Committee of the Board of Directors approved a cash payment of $50,000 and a stock award with a fair market value of $50,000 to each of the non-employee independent directors, excluding Series A Designated Directors William Sweedler, Matthew Eby and Andrew Tarshis,

for their service in 2016. In addition, in 2016 cash payments of $98,000 were made to Kent Savage, Kelly Hoffman, Samuel J. Furrow, Joanne Calabrese and Suhail R. Rizvi for their service in 2015.

The following table provides certain information concerning the compensation for services rendered in all capacities by each director serving on our Board of Directors during fiscal 2016. For the compensation of our employee directors during fiscal 2016, our Chief Executive Officer Mr. Buckley and our Former Interim Chief Executive Officer Mr. Furrow, see “Executive Compensation – Summary Compensation Table.”

	Fees earned
	or paid	Stock
Name	in cash	Awards (1)	Total
Michael Buckley	$—	$—	$—
Kent Savage	163,000	50,000	213,000
Kelly Hoffman	148,000	50,000	198,000
Walter McLallen	50,000	50,000	100,000
Samuel J. Furrow (2)	98,000	—	98,000
Joanne Calabrese (3)	98,000	—	98,000
Suhail R. Rizvi (4)	98,000	—	98,000
William Sweedler	—	—	—
Matthew Eby	—	—	—
Andrew Tarshis	—	—	—
	$655,000	$150,000	$805,000

(1)

Represents the aggregate grant date fair value of such awards computed in accordance with FASB Accounting Standards Codification Topic 718 (“ASC 718”). For a discussion on the assumptions made regarding the valuation of the stock awards, please see “Notes to Consolidated Financial Statements—Note 14—Equity—Stock Incentive Plans” to our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016, filed with the SEC on March 30, 2017. The awards include 17,544 shares of restricted common stock granted to each of Kent Savage, Kelly Hoffman and Walter McLallen. Because all of these awards vested immediately following grant, as of December 31, 2016, none were outstanding.

(2)	Mr. Furrow resigned as our Interim Chief Executive Officer and director of the Board of Directors, of which he was chairman, on January 28, 2016 in connection with the completion of the RG Merger.
(3)	Ms. Calabrese resigned as director on January 28, 2016 in connection with the completion of the RG Merger.
(4)	Mr. Rizvi resigned as director on January 28, 2016 in connection with the completion of the RG Merger.

Members of our Board of Directors who also serve on one or more committees of our Board of Directors do not receive any additional compensation for such service, except the Chairman of the Audit Committee receives an additional cash payment of $15,000 for his service. All directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws, as well as the protection provided by director and office liability insurance provided by us.

EXECUTIVE COMPENSATION

Overview

This Executive Compensation section focuses on the following: (1) the objectives of the executive compensation policies and practices; (2) the objectives that the compensation program is designed to reward; (3) each element of compensation; (4) the rationale for each element of compensation; (5) the methodologies utilized by us in determining the amounts to pay for each element; and (6) how an element of compensation and our rationale for each element fit together within our overall compensation objectives. This discussion relates to our Principal Executive Officer, Principal Financial Officer, and certain current and former executive officers, or collectively, our Named Executive Officers.

For our fiscal year ended December 31, 2016, our “Named Executive Officers,” consisting of (i) our principal executive officer until January 28, 2016, (ii) our principal executive officer through the remainder of the fiscal year and (iii) our two most highly compensated executive officers other than our principal executive officer for the fiscal year ended December 31, 2016, include:

•	Samuel J. Furrow, Former Interim Chief Executive Officer and Chairman of the Board of Directors
•	Michael Buckley, Chief Executive Officer
•	Hamish Sandhu, Former Chief Financial Officer
•	Peter Kim, Chief Executive Officer of Hudson

Effective February 11, 2015, the Board of Directors appointed Samuel J. Furrow as our Interim Executive Officer. In connection with the completion of the RG Merger, effective January 28, 2016, Samuel J. Furrow resigned as our Interim Executive Officer and Chairman of the Board of Directors and the Board of Directors appointed Michael Buckley as Chief Executive Officer.  On January 26, 2017, Hamish Sandhu resigned as our Chief Financial Officer and the Board of Directors appointed Bob Ross as our Chief Financial Officer.

“Say on Pay” Vote

At our 2014 annual meeting of stockholders held on May 8, 2014, our stockholders were asked to consider and vote on a resolution approving the compensation of our Named Executive Officers, commonly referred to as “say on pay.” A substantial majority of our stockholders approved the compensation of our Named Executive Officers, with approximately 76 percent of the votes cast in favor of that “say on pay” resolution. While we were pleased with our stockholder support in 2014, we will continue to actively evaluate our executive compensation program.

Compensation Philosophy

Our executive compensation program is designed to provide proper incentive to management to maximize performance in order to encourage creation of stockholder value and achievement of strategic corporate objectives, attract and retain qualified, skilled and dedicated executives on a long‑term basis, reward past performance and provide incentives for future performance.

In keeping with these objectives, our goal is to (1) align the interests of the executive officers with the interests of our stockholders, (2) ensure the long‑term commitment of our management team, and (3) ensure accountability for both our overall performance and the individual’s performance and contribution.

In setting the level of cash and equity compensation, the Compensation and Stock Option Committee of our Board of Directors considers various factors, including our overall performance and the individual’s performance during the year, the uniqueness and relative performance of the executive’s skill set, the expected future contribution to us and competitive conditions. In addition, the Compensation and Stock Option Committee considered our stockholders’ affirmative “say on pay” vote at our annual meeting in October 2011 and again in May 2014 and continued to apply the same principles in determining the amounts and types of executive compensation. In addition, our Compensation and Stock Option Committee reviews compensation for our Chief Executive Officer, and considers the recommendation by the Chief Executive Officer for the other Named Executive Officers other than the Chief Executive Officer.

Elements of Compensation

Our compensation structure for our Named Executive Officers consists of a combination of (1) base salary, (2) long‑term incentive awards primarily through grants of restricted stock and restricted stock units (“RSUs”) pursuant to our stock incentive plans, (3) company paid benefits, including medical insurance, dental insurance, 401(k) Plan, disability insurance, life insurance and flexible spending accounts, and (4) discretionary cash bonuses for certain of our Named Executive Officers. The Compensation and Stock Option Committee also takes into account certain change in control provisions available to our Named Executive Officers.

2016 Compensation

As described below in “Employment Contracts and Termination of Employment and Change in Control Arrangements,” we entered into an employment agreement with Mr. Buckley and a new employment agreement with Mr. Kim each of which became effective upon completion of the RG Merger on January 28, 2016. Also, on January 15, 2016, the Compensation and Stock Option Committee of the Board of Directors approved a cash bonus of $10,000 to Hamish Sandhu, our former Chief Financial Officer.

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2016 and 2015, respectively (rounded to the nearest thousand).

				Stock	All Other
Name and Principal Position	Year	Salary(1)	Bonus(1)	Awards(2)	Compensation(3)	Total
Michael Buckley (4)	2016	$600,000	$—	$825,655	$13,980	$1,439,635
Chief Executive Officer	2015	—	—	—	—	—

Peter Kim	2016	$600,000	$—	$292,975	$26,500	$919,475
Chief Executive Officer—Hudson Subsidiary	2015	500,000	—	—	23,900	523,900

Hamish Sandhu	2016	$362,500	$10,000	$—	$27,500	$400,000
Former Chief Financial Officer	2015	299,000	—	—	25,900	324,900

Samuel J Furrow (5)	2016	$—	$—	$—	$98,000	$98,000
Former Interim Chief Executive Officer and Chairman of the Board	2015	—	—	—	—	—

(1)

Salary amount includes a payout for earned but unused vacation at the Named Executive Officer’s daily rate. In accordance with our employee handbook, all regular full‑time employees are eligible to be paid out for earned but unused vacation at the end of each fiscal year. Payout for fiscal 2014 and 2015 was made in January 2016 for Mr. Sandhu. Also, on January 15, 2016, the Compensation and Stock Option Committee of the Board of Directors approved a cash bonus of $10,000 to Mr. Sandhu.

(2)

Represents RSUs issued pursuant to the Differential Brands Group Inc. 2016 Stock Incentive Plan and reflects the grant date fair value dollar amount of RSUs recognized by us as stock compensation expense in our financial statements for reporting purposes in accordance with ASC 718. For a discussion on the assumptions made regarding the valuation of the stock awards, please see “Notes to Consolidated Financial Statements—Note 14—Equity—Stock Incentive Plans” to our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016, filed with the SEC on March 30, 2017. For a discussion of performance share units (“PSUs”) issued pursuant to the Differential Brands Group Inc. 2016 Stock Incentive Plan, see “Employment Contracts and Termination of Employment and Change in Control Arrangements—Michael Buckley” and “Employment Contracts and Termination of Employment and Change in Control Arrangements—Peter Kim—New Employment Agreement.”

(3)	The following table details the components of this column:

		Benefit of
		Company Paid
		Health		Board of
Name and principal position	Year	Insurance(a)	401(k) Match	Directors Fees	Total
Michael Buckley	2016	$13,104	$876	$—	$13,980
	2015	—	—	—	—
Peter Kim	2016	$22,500	$4,000	$—	$26,500
	2015	20,000	3,900	—	23,900
Hamish Sandhu	2016	$21,000	$6,500	$—	$27,500
	2015	18,000	7,900	—	25,900
Samuel J. Furrow	2016	$—	$—	$98,000	$98,000
Former Interim Chief Executive Officer and Chairman of the Board	2015	—	—	—	—

(a)	This amount represents health premiums paid on behalf of the Named Executive Officer in excess of premiums paid for other employees.
(4)	Mr. Buckley received no compensation for his services as a member of our Board of Directors in fiscal 2016.
(5)

Mr. Furrow did not receive any additional compensation for his service as interim chief executive officer from January 2015 until January 2016. This amount represents his cash payment for service as a member of our board of directors for fiscal 2015 that was paid in January 2016.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers during our fiscal year ended December 31, 2016.

Stock awards
				Equity		Equity
				incentive		incentive
				plan		plan
				awards:		awards:
				Number of		Market or
				unearned		payout
				shares,		value of
	Number of		Market value	units or		unearned
	shares or		of shares or	other		shares,
	units of		units of	rights		units or
	stock that		stock that	that		other rights
	have not		have not	have not		that have
Name	vested		vested	vested		not vested
Michael Buckley	289,176	(1)	$679,564	347,011	(3)	$652,381
Peter Kim	166,667	(2)	$391,667	166,667	(4)	$313,334
Hamish Sandhu	—		$—	—		$—
Samuel J. Furrow	—		$—	—		$—

(1)

These RSUs vest as follows: 144,588 shares vest on December 31, 2017 and 144,588 shares vest on December 31, 2018. This figure represents the remaining amount to vest as of December 31, 2016. For more information on the Buckley RSU Award (as defined below), see “Employment Contracts and Termination of Employment and Change in Control Arrangements—Michael Buckley.”

(2)

These RSUs vest as follows: one-third of the shares vested on January 28, 2017, one-third vest January 28, 2018, and one-third vest on January 28, 2019. This figure represents the remaining amount to vest as of December 31, 2016. For more information on the Kim RSU Award (as defined below), see “Employment Contracts and Termination of Employment and Change in Control Arrangements—Peter Kim—New Employment Agreement.”

(3)

Represents the remaining amount of shares to vest under the Buckley PSU Award (as defined below) as of December 31, 2016. For more information on the Buckley PSU Award (as defined below), see “Employment Contracts and Termination of Employment and Change in Control Arrangements—Michael Buckley.”

(4)

Represents the remaining amount of shares to vest under the Kim PSU Award (as defined below) as of December 31, 2016. For more information on the Kim PSU Award (as defined below), see “Employment Contracts and Termination of Employment and Change in Control Arrangements—Peter Kim—New Employment Agreement.”

Employment Contracts and Termination of Employment and Change in Control Arrangements

Change in Control Provisions

Each of Mr. Buckley’s and Mr. Kim’s employment agreements contain certain change in control provisions. These provisions provided each person with certain compensation arrangements in the event that a change in control occurs prior to its termination. For more information, see “—Peter Kim” and “—Michael Buckley” below. In addition, our Amended and Restated 2004 Stock Incentive Plan (the “Amended and Restated Plan”) contained a change in control provision which provided for the immediate vesting in full of all grants or lapse of all restrictions for all grantees, including our Named Executive Officers, in the event a change in control occurred. In connection with that provision, the remaining shares of Mr. Sandhu’s RSU award immediately vested on January 28, 2016 in connection with the RG Merger.  We no longer grant any shares under our Amended and Restated Plan since the adoption of our Differential Brands Group Inc. 2016 Stock Incentive Plan in November 2016.  In the event of a change in control under our Differential Brands Group Inc. 2016 Stock Incentive Plan, the Board of Directors or the Compensation and Stock Option Committee has the discretion to accelerate vesting on all or any portion of a particular outstanding award. For more information on our equity incentive plans, see “Compensation Plan Information” below.

Peter Kim

Old Employment Agreement (Through January 2016)

In connection with the acquisition of Hudson, we entered into an employment agreement with Peter Kim pursuant to which Mr. Kim served as the Chief Executive Officer of Hudson. The employment agreement became effective on September 30, 2013 upon completion of the acquisition of Hudson, and had a term of three years.  Mr. Kim’s initial base salary was $500,000 per year, and such amounts were to be reviewed by the Compensation and Stock Option Committee at least annually, provided that the base salary may not be decreased during Mr. Kim’s term of employment. In addition to his base salary, Mr. Kim was eligible to receive an annual discretionary bonus targeted at 50% of his base salary, based on the satisfaction of criteria and performance standards as established in advance and agreed to by Mr. Kim and the Compensation and Stock Option Committee. The employment agreement also provided Mr. Kim with certain other benefits and the reimbursement of certain expenses.

In the event of a termination of Mr. Kim’s employment for any reason or no reason, we were required to pay Mr. Kim for (i) his accrued but unpaid base salary through the date of termination, (ii) any accrued but unused vacation time, (iii) any unreimbursed expenses, and (iv) any bonus amounts that have been earned but have not been paid, and any bonus for the period in which termination occurred, prorated for the partial period, any rights under any benefit or equity plan, program or practice, and his rights to indemnification and directors and officers liability insurance.

In addition, in the event of a termination of Mr. Kim’s employment without “cause” or in the event that Mr. Kim voluntarily terminated his employment for “good reason” (each as defined in his employment agreement), we were also required (i) to make a severance payment to Mr. Kim equal to twelve months of his base salary, payable in twelve monthly installments and (ii) pay for the COBRA premiums (to the extent they exceed applicable active employee rates) on our group medical plan for Mr. Kim and his spouse and dependents for the shorter of the first 12 months of such coverage or his period of COBRA eligibility. Our obligation to provide the foregoing severance benefits was subject to Mr. Kim’s execution of a settlement agreement and release.

The employment agreement also contained exclusivity, non-compete and non-solicitation covenants generally prohibiting Mr. Kim from providing services to a competitor during the term of his employment or soliciting employees during the term of his employment and for 12 months following his termination of employment. In addition, the employment agreement mandated that Mr. Kim’s confidentiality obligations continue even after his termination of employment.

Mr. Kim also entered into a non-competition agreement which also became effective on September 30, 2013 upon completion of the acquisition of Hudson, pursuant to which Mr. Kim agreed not to engage in, compete with or permit his name to be used by or in connection with any premium denim apparel business outside his role with Hudson, that is competitive to us, Hudson or our respective subsidiaries, or to solicit certain personnel for a period of up to three years from the closing of the acquisition.

New Employment Agreement

On September 8, 2015, we entered into a new three‑year employment agreement with Mr. Kim to serve as the Chief Executive Officer of Hudson that replaced his previous employment agreement as of January 28, 2016. This employment agreement was amended on June 16, 2017 to change Mr. Kim’s title to Founder and Vice Chairman, provide for a new three-year term of employment and change certain language in his employment agreement to reflect his change in title. Mr. Kim’s annual base salary is $600,000 and Mr. Kim is eligible to receive an annual discretionary bonus targeted at 50% of his base salary, based on the satisfaction of criteria and performance standards as established in advance by the Compensation and Stock Option Committee after consulting with Mr. Kim. The employment agreement also provides Mr. Kim with certain other benefits and the reimbursement of certain expenses. Pursuant to his employment agreement on January 28, 2016, we granted Mr. Kim (i) RSUs in respect of 166,667 shares of common stock that vest and become transferable in three equal, annual installments beginning on January 28, 2017, subject to Mr. Kim’s continuous employment (the “Kim RSU Award”) and (ii) PSUs in respect of 166,667 shares of common stock that are to be earned over a three‑year performance period subject to Mr. Kim’s continuous employment (unless Mr. Kim is terminated without “cause” or for “good reason,” as provided below) (the “Kim PSU Award”). The three-year performance period began on January 28, 2016 and ends on January 28, 2019, and one‑third of the Kim PSU Award is eligible to vest each year starting on January 28, 2017 and ending on January 28, 2019 based on the attainment of annual performance metrics established by the Compensation and Stock Option Committee at the beginning of the applicable year. The performance criteria are as follows: for target EDBITA at (1) less than 80%, 0% of the shares will vest, (2) 80%, 50% of the shares will vest, (3) 90%, 75% of the shares will vest and (4) 100%, 100% of the shares will vest. To the extent that the subsequent year EBITDA target is exceeded and the excess is sufficient to make up for a prior year shortfall, unvested portions of the Kim PSU Award in any completed year will be eligible for vesting in subsequent years. Both the Kim RSU Award and Kim PSU Award vest under and are governed by the terms of the Differential Brands Group Inc. 2016 Stock Incentive Plan. Mr. Kim will also be entitled to participate in all regular long‑term incentive programs maintained by us or Hudson on the same basis as similarly‑situated employees.

In the event of a termination of Mr. Kim’s employment for any reason or no reason, we have agreed to pay Mr. Kim for (i) his accrued but unpaid base salary through the date of termination, (ii) any accrued but unused vacation time, (iii) any unreimbursed expenses, and (iv) if not previously paid to Mr. Kim: any bonus amounts that have been earned but have not been paid; any bonus for the period in which termination occurred, prorated for the partial period, with the amount, if any, based on actual performance and paid when bonuses for the applicable period are paid to other senior executives; any rights under any benefit or equity or long‑term incentive plan, program or practice; and his rights to indemnification and directors and officers liability insurance.

In addition, in the event of a termination of Mr. Kim’s employment by us without “cause” or in the event that Mr. Kim voluntarily terminates his employment for “good reason” (each as defined in the employment agreement), we are also required to make a severance payment to Mr. Kim equal to the lesser of (i) 24 months of his base salary in effect at the time of termination, payable in 24 monthly, equal installments, and (ii) the greater of (A) 12 months of his base salary and (B) the number of months of his base salary remaining on his term of employment. Additionally, any unvested portion of the Kim RSU Award will immediately vest and become transferable and any unvested portion of the Kim PSU Award will continue to vest without regard to Mr. Kim’s continued employment. We have agreed to also pay for the COBRA premiums (to the extent they exceed applicable active employee rates and subject to Mr. Kim timely electing continuation coverage under COBRA) on our group medical plan for Mr. Kim and his spouse and dependents for the shorter of the first 12 months of such coverage or his period of COBRA eligibility. Our obligation to provide the foregoing severance benefits is subject to Mr. Kim’s execution of a settlement agreement and release of claims.

The employment agreement also contains exclusivity, non‑compete and non‑solicitation covenants generally prohibiting Mr. Kim from providing services to a competitor during the term of his employment or soliciting employees during the term of his employment and for 12 months following his termination of employment. During the term, Mr. Kim is permitted to own an interest in and, when not employed by Hudson, take part in and manage or operate certain other apparel businesses conducted by Mr. Kim’s family from time to time that are not competitive with us and our subsidiaries. In addition, the employment agreement mandates that Mr. Kim’s confidentiality obligations continue even after his termination of employment.

New Non-Competition Agreement

Mr. Kim has also entered into a non‑competition agreement, which became effective as of January 28, 2016, pursuant to which Mr. Kim has agreed not to engage in, compete with or permit his name to be used by or in connection with any premium denim apparel business outside his role with Hudson, that is competitive to us or our subsidiaries for a period of up to three years from January 28, 2016.

Hamish Sandhu

In connection with Mr. Sandhu’s appointment as Chief Financial Officer, we entered into a written offer letter whereby Mr. Sandhu agreed to serve as our Chief Financial Officer. Under the terms of the offer letter, Mr. Sandhu’s annual base salary was $205,000, which was increased to $255,000 in November 2008 and $280,000 in December 2012. We also agreed to pay the full cost of participation in our health insurance plan for Mr. Sandhu and his family.

On July 2, 2015, we entered into an employment agreement with Mr. Sandhu. Under the terms of the employment agreement, Mr. Sandhu had an initial base salary of $325,000, with such amount subject to review by the Compensation and Stock Option Committee at least annually, provided that the base salary could not be decreased during Mr. Sandhu’s term of employment. In addition to his base salary, Mr. Sandhu was eligible to receive an annual discretionary cash and equity bonus of not less than 10 percent of his base salary, based upon the achievement of financial and other performance criteria as established in advance by the Compensation and Stock Option Committee, and with respect to the 2015 fiscal year, as set forth in the employment agreement. The employment agreement also provided Mr. Sandhu with certain other benefits, including premiums for health insurance paid on his behalf and for his family, and life and disability insurance policies paid on his behalf. The employment agreement took effect as of July 2, 2015 with an initial term of one year. The employment agreement automatically renewed for additional one year periods to the extent neither we nor Mr. Sandhu provided 90 days’ advanced notice of non‑renewal prior to the end of the term.

In the event of a termination of Mr. Sandhu’s employment for any reason or no reason, the employment agreement obligated us to pay Mr. Sandhu for (i) his accrued but unpaid base salary through the date of termination, (ii) any accrued but unused vacation time, (iii) any unreimbursed expenses, (iv) any bonus amounts that have been earned but have not been paid, (v) any rights under any benefit or equity plan, and (vi) any ongoing rights to indemnification and directors and officers liability insurance.

In addition, in the event of a termination of Mr. Sandhu’s employment by us without “cause” or in the event that Mr. Sandhu voluntarily terminated his employment for “good reason” (each as defined in the employment agreement), we were also required (i) to make a severance payment to Mr. Sandhu equal to his annual base salary, payable in equal installments in accordance with our normal payroll practices, (ii) to pay any bonus amounts that had been earned for the period in which termination occurred, prorated for the partial period, and (iii) to pay for the COBRA premiums (to the extent they exceeded applicable active employee rates) on our group medical plan for Mr. Sandhu and his spouse and dependents for the shorter of the first 12 months of such coverage or his period of COBRA eligibility. Our obligation to provide the foregoing severance benefits was subject to Mr. Sandhu’s execution of a settlement agreement and release of claims.

Mr. Sandhu resigned as Chief Financial Officer on January 26, 2017, effective January 31, 2017, and remained an employee until March 8, 2017 to assist with transition matters. On February 28, 2017, we entered into a general release agreement with Mr. Sandhu, effective as of March 8, 2017, containing customary waiver and release of claims provisions. All of Mr. Sandhu’s equity awards had already vested by that date.

The employment agreement also contains exclusivity, non‑compete and non‑solicitation covenants generally prohibiting Mr. Sandhu from providing services to a competitor during the term of his employment or soliciting employees during the term of his employment and for 12 months following his termination of employment. In addition, the employment agreement mandates that Mr. Sandhu’s confidentiality obligations continue even after his termination of employment.

Michael Buckley

On January 28, 2016, in connection with the transactions contemplated by the RG Merger Agreement, we entered into an employment agreement with Mr. Buckley. Pursuant to the terms of the employment agreement, Mr. Buckley serves as Chief Executive Officer, reporting to our Board of Directors, for an initial three‑year term with automatic, one‑year renewal terms, unless we or Mr. Buckley gives notice of non-renewal 180 days prior to the end of the then‑current term.

The employment agreement provides that we will pay Mr. Buckley an annual base salary of $600,000 and that Mr. Buckley will be eligible to receive an annual bonus of up to 150% of his base salary, based on our achievement of annual EBITDA targets set by the Compensation and Stock Option Committee of the Board of Directors after consultation with Mr. Buckley.

Pursuant to his employment agreement, on January 28, 2016, we granted Mr. Buckley (i) RSUs in respect of 433,764 shares of common stock (the “Buckley RSU Award”) and (ii) PSUs in respect of 347,011 shares of common stock that are to be earned over a three-year performance period subject to Mr. Buckley’s continuous employment (the “Buckley PSU Award”).  The Buckley RSU Award vests in annual installments over a three‑year period with the first installment vesting on December 31, 2016, subject to Mr. Buckley’s continued employment through the applicable vesting dates. The three-year performance period began on January 28, 2016 and ends on December 31, 2018, and one‑third of the Buckley PSU Award is eligible to vest each year starting on December 31, 2016 and ending on December 31, 2018, based on the achievement of EBITDA targets set by the Compensation and Stock Option Committee at the beginning of the applicable year. Both the Buckley RSU Award and Buckley PSU Award vest under and are governed by the terms of the Differential Brands Group Inc. 2016 Stock Incentive Plan. The employment agreement further provides that the Buckley RSU Award and the Buckley PSU Award will be settled in cash in the event that there are insufficient shares of the Company’s common stock available to settle the applicable award in our common stock.  The performance criteria are as follows: for target EDBITA at (1) less than 80%, 0% of the shares will vest, (2) 80%, 50% of the shares will vest, (3) 90%, 75% of the shares will vest and (4) 100%, 100% of the shares will vest. To the extent that the subsequent year EBITDA target is exceeded and the excess is sufficient to make up for a prior year shortfall, unvested portions of the Buckley PSU Award in any completed year will be eligible for vesting in subsequent years. Upon a “change in control” (as defined in the employment agreement), any unvested portions of the Buckley RSU Award and Buckley PSU Award will immediately vest.

In the event of a termination of Mr. Buckley’s employment by us without “cause” or in the event that Mr. Buckley resigns for “good reason” (each as defined in the employment agreement), in either case, prior to the expiration of the agreement’s then‑current term, we are required to pay Mr. Buckley severance equal to 3.75 times his base salary, payable in a full lump sum. Upon such termination or resignation, Mr. Buckley and his dependents will receive continued coverage under our group health insurance plans for a period of up to 18 months, any unvested portion of the Buckley RSU Award will immediately vest, 50% of the unvested portion of the Buckley PSU Award will immediately vest and 50% of the unvested portion of the Buckley PSU Award will remain outstanding through completion of the applicable performance period and vest based on actual achievement of the performance metrics. In the event such resignation or termination occurs following our first fiscal quarter of any year, the employment agreement provides that Mr. Buckley will also be entitled to a prorated annual bonus for the year in which his employment terminates. Our obligation to provide the foregoing severance benefits is subject to Mr. Buckley’s execution and non‑revocation of a release of claims.

The employment agreement also contains customary provisions relating non‑disclosure and non‑disparagement. In addition, the employment agreement includes 12‑month post‑termination non‑competition and non‑solicitation provisions.

Potential Payments Upon Termination or Change in Control

See “Executive Compensation— Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance as of December 31, 2016, which includes the 2016 Stock Incentive Plan and the Amended and Restated Plan. We stopped granting awards under the Amended and Restated Plan in 2016 after the adoption of the 2016 Stock Incentive Plan.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to be	Weighted‑average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2016 Stock Incentive Plan	150,000	$4.02	3,223,742
Amended and Restated Plan	444	$11.40	N/A	(1)
	150,444	$4.04	3,223,742

(1)	While there are shares available, we no longer grant awards under these plans as discussed above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Review and Approval of Related Party Transactions

Our Audit Committee charter provides that our Audit Committee must review and approve all transactions to which the Company is a participant and in which our executive officers, directors, director nominees or principal stockholders or other related persons have a material interest, to the extent that disclosure would be required under Item 404 of Regulation S-K. We believe that this policy requiring Audit Committee approval of any material transaction involving us and such related parties ensures that such transactions are on terms no less favorable to us than reasonably could have been obtained in arm’s-length transactions with independent third parties. Our related party transactions entered into between December 31, 2015 and the date of this Proxy Statement, all of which were previously approved by our Audit Committee, are described below.

Reportable Related Party Transactions

Agreements with Directors, Officers and Family Members

Peter Kim

In connection with the acquisition of Hudson completed in September 2013, we entered into several agreements, including a stock purchase agreement, a convertible note, a registration rights agreement, an employment agreement and a non-competition agreement with Peter Kim. In connection with the RG Merger completed in January 2016, we entered into the Rollover Agreement (as defined below) and a new employment agreement with Mr. Kim. Mr. Kim also currently has rights under a registration rights agreement described below with respect to shares of our common stock issuable upon conversion of his Modified Convertible Notes (as defined below) as part of the RG Merger.

For a discussion of the Rollover Agreement and terms of the Modified Convertible Notes, see “Hudson Convertible Notes” below. For a discussion of Mr. Kim’s previous and current employment agreements and non-competition agreements, see “Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements” above. For information on the past and current registration rights agreements involving Mr. Kim, see the discussion in “Agreements Related to the RG Merger—Registration Rights Agreement” below.

Other Officers and Directors

We have entered into employment agreements with Mr. Buckley, our Chief Executive Officer,  Mr. Kim, the Chief Executive Officer of our Hudson subsidiary, Bob Ross, our Chief Financial Officer and Mr. Sandhu, our former Chief Financial Officer. Mr. Kim was previously a member of our Board of Directors until February 2015. See “Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements” for a further discussion of the agreements with our current officers.

Agreements Related to the Joe’s Asset Sale and the RG Merger

Hudson Convertible Notes

We issued convertible notes in connection with the acquisition of Hudson with different interest rates and conversion features for Hudson’s management stockholders, including Mr. Kim, and for our major stockholder Fireman Capital CPF Hudson Co-Invest LP (“Fireman”), respectively. On September 8, 2015, the Company entered into a rollover agreement (the “Rollover Agreement”) with the holders of convertible notes originally issued in connection with the Hudson acquisition, pursuant to which, on January 28, 2016, the holders of the notes contributed the notes to the Company in exchange for the following:

•	1,167,317 shares of common stock;
•	a cash payment of approximately $8.6 million, before expenses; and
•	an aggregate principal amount of approximately $16.5 million of modified convertible notes (the “Modified Convertible Notes”).

The Modified Convertible Notes are structurally and contractually subordinated to our senior debt and will mature on July 28, 2021. The Modified Convertible Notes accrue interest quarterly on the outstanding principal amount at a rate of 6.5% per annum (increased to 7% as of October 1, 2016 with respect to the Modified Convertible Notes issued to Fireman), which is payable 50% in cash and 50% in additional paid-in-kind notes; provided, however, that the Company may, in its sole discretion, elect to pay 100% of such interest in cash. Beginning on January 28, 2016, the Modified Convertible Notes are convertible by each of the holders into, at our election, shares of our common stock, cash, or a combination of cash and common stock.

If we elect to issue only shares of common stock upon conversion of the Modified Convertible Notes, each of the Modified Convertible Notes would be convertible, in whole but not in part, into a number of shares equal to the conversion amount divided by the market price. The conversion amount is (a) the product of (i) the market price, multiplied by (ii) the quotient of (A) the principal amount, divided by (B) the conversion price, minus (b) the aggregate optional prepayment amounts paid to the holder. The market price is the average of the closing prices for our common stock over the 20 trading day period immediately preceding the notice of conversion.  If we elect to pay cash with respect to a conversion of the Modified Convertible Notes, the amount of cash to be paid per share will be equal to the conversion amount. We will have the right to prepay all or any portion of the principal amount of the Modified Convertible Notes at any time so long as we make a pro rata prepayment on all of the Modified Convertible Notes.

RG Stock Purchase Agreement

In connection with the RG Merger, we entered into the RG Stock Purchase Agreement with TCP Denim, LLC, one of our major stockholders, pursuant to which we issued and sold to TCP Denim, LLC an aggregate of 50,000 shares of the Series A Preferred Stock, for an aggregate purchase price of $50 million in cash (the “RG Stock Purchase Agreement”). The proceeds from the sale of Series A Preferred Stock were used to consummate the RG Merger. Under the form of certificate of designation for the Series A Preferred Stock, each share of Series A Preferred Stock entitles the holder thereof to receive cumulative cash dividends, payable quarterly, at an annual rate of 10%, plus accumulated and accrued dividends thereon through such date. As of September 30, 2017, the cumulative dividends totaled $8,752,000. Additionally, if our Board of Directors declares or pays a dividend on the common stock, then each holder of the Series A Preferred Stock will be entitled to receive a cash dividend on an as-converted basis.

Each holder of the Series A Preferred Stock is entitled to vote on an as-converted basis and together with the holders of common stock as a single class, subject to certain limitations. For so long as a to-be-determined percentage of the shares of the Series A Preferred Stock remains outstanding, the holders of the Series A Preferred Stock, exclusively and as a separate class, will be entitled to elect three members of the board of directors, each of whom may only be removed without cause by the affirmative vote of the holders of a majority of the shares of Series A Preferred Stock. The holders of the Series A Preferred Stock have separate class voting rights with respects to certain matters affecting their rights. Upon any liquidation event, holders of the Series A Preferred Stock are entitled to receive the greater of the liquidation preference on the date of determination and the amount that would be payable to the holders of the Series A Preferred Stock had such holders converted their shares of Series A Preferred Stock into shares of common stock immediately prior to such liquidation event. Each share of the Series A Preferred Stock is convertible, at the option of the holder thereof, at any time and without the payment of additional consideration by the holder, at an initial conversion price of $11.16 (after taking into account the Reverse Stock Split (as defined below)).

Registration Rights Agreement

On the closing date of the RG Merger, we entered into a registration rights agreement (the “Registration Rights Agreement”) with TCP Denim, LLC and certain of its affiliates, who are major stockholders of us, the noteholder party to the Rollover Agreement and Michael Buckley, our Chief Executive Officer. Pursuant to the Registration Rights Agreement, and subject to certain limitations described therein, we are required to provide certain demand and piggyback registration rights to the parties to the Registration Rights Agreement. In particular, we are required to prepare and file a registration statement on Form S‑1 or S‑3 (or any similar form or successor thereto) for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of shares of our common stock (i) issued to the parties to the Registration Rights Agreement in connection with the RG Merger Agreement and the Rollover Agreement and (ii) issuable upon conversion of the Series A Preferred Stock and the Modified Convertible Notes. Prior to the closing date of the RG Merger, we had a substantially similar registration rights agreement with the holders of the original convertible notes, which included Mr. Kim.

Payments to Tengram Capital Partners

From time to time, we expect to reimburse Tengram Capital Partners, one of our major stockholders, for certain travel and other related expenses of its employees related to services performed on our behalf and at our request.  For fiscal 2016 and the subsequent period until the date of this Proxy Statement, we have recorded expenses of $1,062,000, which also included for fiscal 2016 reimbursements for legal fees incurred by TCP Denim, LLC, one of our major stockholders and an affiliate of Tengram Capital Partners, in connection with the purchase of the Series A Preferred Stock and RG Merger, pre-closing RG Merger management fees that were paid by RG that are non-recurring as a result of the RG Merger and other fees and expenses that are non-recurring as a result of the RG Merger.

SWIMS® Transaction

On July 18, 2016, we completed the acquisition of all of the outstanding share capital of Norwegian private limited company (aksjeselskap) SWIMS AS (“SWIMS”). SWIMS® is a Scandinavian lifestyle brand known for its range of fashion-forward, water-resistant footwear and sportswear. To finance the acquisition, we issued the following to one of our major stockholders, Tengram Capital Partners Fund II, L.P. (“Tengram Fund II”): (i) a warrant for the purchase of 500,000 shares of our common stock at an exercise price of $3.00 per share; and (ii) a convertible promissory note in an original principal amount of $13.0 million convertible into up to 4,500,000 shares of our newly issued Class A‑1 Preferred Stock bearing interest at the rate of 3.75% per annum and which matures on January 18, 2018 (the “SWIMS Convertible Note”).

Director Independence

See “Corporate Governance Matters—Director Independence” above.

REPORT OF THE AUDIT COMMITTEE

In accordance with the written charter of the Audit Committee, which was originally adopted by our Board of Directors on November 21, 2013, the Audit Committee assists the Board of Directors in overseeing the quality and integrity of our accounting, auditing, and financial reporting practices. In addition, the Audit Committee recommends to the full Board of Directors the selection of the independent auditors. The Audit Committee’s function is one of oversight, recognizing that the Company’s management is primarily responsible for the Company’s financial statements as well as the Company’s financial reporting processes, principles and internal controls, and that the Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, issuing a report relating to its audit and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. CohnReznick LLP (“CohnReznick”) audited our consolidated financial statements for the fiscal year ended December 31, 2016 and included a report thereon in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016.

Currently, all Audit Committee members are “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC, and Mr. Savage has also been designated to be an “audit committee financial expert” as such term is defined in the rules and regulations of the SEC.

In performing its oversight function, the Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2016, and the audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016, with management and CohnReznick. The Audit Committee also discussed with CohnReznick all matters required by the standards of the Public Company Accounting Oversight Board, including those described in Auditing Standard No. 16, Communications with Audit Committees, and, with and without management present, discussed and reviewed the results of CohnReznick’s examination of the financial statements.

The Audit Committee obtained from the independent auditors a formal written statement required by the applicable requirements of the Public Company Accounting Oversight Board regarding CohnReznick’s independence and discussed such independence with CohnReznick.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 for filing with the SEC.

After conducting a process to determine the audit firm that would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016, on July 6, 2016, the Audit Committee dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm. Moss Adams’s reports on the Company’s financial statements for the fiscal years ended November 30, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the report for the fiscal year ended November 30, 2014 included an explanatory paragraph related to the existence of substantial doubt about the Company’s ability to continue as a going concern. Additionally, during the fiscal years ended November 30, 2015 and November 30, 2014 and in the interim period from January 1, 2016 through July 6, 2016, (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Moss Adams’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.  The Company provided Moss Adams with a copy of the foregoing disclosures and requested that Moss Adams furnish a letter addressed to the SEC stating whether it agrees with the above statements made by the Company. A copy of Moss Adam’s letter, dated July 8, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8‑K filed with the SEC on July 8, 2016.

Contemporaneous with the determination to dismiss Moss Adams, the Audit Committee approved the engagement of CohnReznick as the Company’s independent registered public accounting firm for the year ending December 31, 2016 with immediate effect. During the fiscal years ended November 30, 2015 and November 30, 2014, which were audited by Moss Adams, and during the interim period from January 1, 2016 through July 6, 2016, neither the Company nor anyone acting on its behalf consulted with CohnReznick regarding the Company’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee has selected CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and has asked the stockholders to ratify the appointment.

The Audit Committee:

Kent Savage, Chairman of the Audit Committee

Kelly Hoffman

Walter McLallen

The information in this report of the Audit Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C as promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act. The information in this report of the Audit Committee also shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of October 18, 2017 concerning beneficial ownership, as that term is defined in Rule 13d‑3 under the Exchange Act, of common stock held by (i) each person or entity known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors and nominees for election as a director, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. The information as to beneficial ownership has been furnished by our respective common stockholders, directors and executive officers, and, unless otherwise indicated, to our knowledge, each of our common stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Pursuant to the rules of the SEC, certain shares of our common stock that a beneficial owner set forth in this table has a right to acquire within 60 days of the date hereof (pursuant to the exercise of options or warrants for the purchase of shares of common stock) are deemed to be outstanding for the purpose of computing the percentage ownership of that owner, but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table. Percentages are calculated based on 13,317,281 shares of common stock outstanding (excluding treasury shares) as of October 18, 2017. The address for the officers and directors is our corporate office located at 1231 S. Gerhart Avenue, Commerce, California, 90022.

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock
5% Stockholders (Excluding Directors and Officers)
Entities Affiliated with Tengram Capital Partners, L.P.	7,608,681	(1)	39.5%
Barry Sternlicht	877,103	(2)	6.6%
Knight’s Bridge Capital Partners Fund I L.P.	801,030	(3)	6.0%
Fireman Capital CPF Hudson Co‑Invest LP	715,136	(4)	5.3%
Directors, Director Nominees and Named Executive Officers
Michael Buckley	591,530	(5)	4.4%
Chief Executive Officer and Director
Samuel J. (Sam) Furrow	32,863	(6)	*
Former Chairman of Board of Directors and Interim Chief Executive Officer
Bob Ross	10,000		*
Chief Financial Officer
Hamish Sandhu	5,493		*
Former Chief Financial Officer
Peter Kim	1,083,484	(7)	7.8%
Chief Executive Officer of Hudson
William Sweedler	7,617,740	(8)	39.6%
Director, Chairman of the Board
Matthew Eby	7,617,739	(9)	39.6%
Director
Kelly Hoffman	17,544	(10)	*
Director
Walter McLallen	17,544	(11)	*
Director
Kent Savage	25,529	(12)	*
Director
Andrew Tarshis	—		*
Director
All directors and executive officers, as a group (9 persons)(13)	9,372,429		52.4%

*	Represents beneficial ownership of less than 1%.
(1)

This information as to beneficial ownership is based on a Schedule 13D filed on February 8, 2016, as amended on May 10, 2017 and July 21, 2017, filings on Form 4 and other information provided to the Company, in each case, by and on behalf of TCP RG, LLC, TCP Denim, LLC, Tengram Capital Partners Gen2 Fund, L.P. (“Tengram I”), Tengram Capital Partners Fund II, L.P. (referred to elsewhere as “Tengram II”), Tengram Capital Associates, LLC (“TCA”), Tengram Capital Associates II, LLC (“TCA II”), Matthew Eby and William Sweedler. These shares include: (i) 4,480,287 shares of common stock, assuming a conversion price of $11.16 per share, issuable upon conversion of 50,000 shares of the Series A Preferred Stock purchased by TCP Denim, LLC pursuant to the RG Stock Purchase Agreement; (ii) 1,610,620 shares of common stock, or the maximum number of shares of Common Stock issuable without shareholder approval upon the conversion of (a) a warrant owned by Tengram Fund II for the purchase of 500,000 shares of common stock at an exercise price of $3.00 per share (subject to adjustment) and (b) a 3.75% convertible promissory note owned by Tengram Fund II with principal of $13.0 million, under which the outstanding principal and accrued interest thereon will convert, at Tengram Fund II’s option or on the maturity date of January 18, 2018 if not already repaid in cash prior to that date, into up to 4,500,000 shares of Class A‑1 Preferred Stock at a conversion price of $3.00 per share, further convertible into shares of common stock at an initial price of $3.00 per share (subject to adjustment); (iii) 1,363,306 shares of common stock held directly by Tengram Fund I; (iv) 112,559 shares of common stock held directly by TCA; and (v) 41,909 shares of common stock held directly by RG II Blocker, LLC. TCP Denim, LLC is managed by its sole member, Tengram Fund II. TCA is the general partner of Tengram Fund I and the manager of RG II Blocker LLC, and TCA II is the general partner of Tengram Fund II. Matthew Eby and William Sweedler, as the co-managing members of TCA and TCA II, may be deemed to share voting and dispositive power of the above 7,608,681 shares of Common Stock. As of September 30, 2017, a total of $607,000 had accrued on the SWIMS Convertible Note. For more information on the SWIMS Convertible Note, see “Certain Relationships and Related Party Transactions— The SWIMS®   Transaction.” The address of each of the entities mentioned in this footnote is c/o Tengram Capital Partners, 15 Riverside Avenue, First Floor, Westport, CT 06880.

(2)

This information as to beneficial ownership is based on a Schedule 13G filed on February 8, 2016 by and on behalf of Barry Sternlicht and other information provided to the Company. The address of Mr. Sternlicht is 591 West Putnam Ave Greenwich, CT 06830.

(3)

This information as to beneficial ownership is based on a Schedule 13G filed on February 25, 2016 by Knight’s Bridge Capital Partners Fund I L.P. and Knight’s Bridge Capital Partners Fund I (U.S.) L.P. These shares include (i) 643,716 shares of common stock beneficially owned by Knight’s Bridge Capital Partners Fund I L.P., over which there is shared voting and dispositive power, and (ii) 77,211 shares of common stock beneficially owned by Knight’s Bridge Capital Partners Fund I (U.S.) L.P., over which there is shared voting and dispositive power. The address of each of Knight’s Bridge Capital Partners Fund I L.P. and Knight’s Bridge Capital Partners Fund I (U.S.) L.P. is 181 Bay Street, Suite 3830, Toronto, Ontario, Canada M5J 2T3.

(4)

This information as to beneficial ownership is based on a Schedule 13D/A filed on February 4, 2016 by and on behalf of Fireman Capital CPF Hudson Co-Invest LP (“Fireman”) and Daniel Fireman and other information provided to the Company. These shares, which are beneficially owned by Fireman and its managing partner, Daniel Fireman, consist of (i) 494,807 shares of common stock; plus (ii) 220,329 shares of common stock issuable upon conversion of the Modified Convertible Note held by Fireman, which is convertible at any time at the holder’s option. Each of Fireman and Daniel Fireman has shared voting and dispositive power with respect to the shares. The address of each of Fireman and Daniel Fireman is c/o Fireman Capital Partners, LLC, Watermill Center, 800 South Street, Suite 600, Waltham, MA 02453.

(5)

Excludes 289,176 shares of common stock pursuant to RSUs, which vest in two annual installments on December 31, 2017 and December 31, 2018, subject to Mr. Buckley’s continued employment through the applicable vesting dates.

(6)

Includes 32,863 shares of common stock held for the personal account of Mr. Furrow. Mr. Furrow has pledged under the terms of certain loan agreements and lines of credit an aggregate of 30,004 shares of common stock held in his personal account. This information is based upon a Form 4 filed with the SEC on March 3, 2014, after giving effect to the 30‑to‑1 reverse stock split of our common stock declared on January 28, 2016 and effective as of the date of the RG Merger (the “Reverse Stock Split”).

(7)

This information as to beneficial ownership is based on a Schedule 13D/A filed on February 2, 2016 by and on behalf of Mr. Kim, subsequent filings on Form 4 and other information provided to the Company. The above shares include (i) 451,587 shares of common stock, and (ii) 631,897 shares of common stock issuable upon conversion of the Modified Convertible Note, at any time at the holder’s option. The above shares exclude 111,112 shares of common stock pursuant to RSUs, which vest in two installments on January 28, 2018 and January 28, 2019, subject to Mr. Kim’s continued employment through the applicable vesting dates. For more information on the Modified Convertible Note, see “Certain Relationships and Related Transactions and Director Independence—Agreements Related to the Joe’s Asset Sale and the RG Merger—Hudson Convertible Notes.”

(8)

This information as to beneficial ownership is based on a Schedule 13D filed on February 8, 2016, as amended on May 10, 2017 and July 21, 2017, filings on Form 4 and other information provided to the Company. These shares include (i) 7,608,681 shares of Common Stock over which Mr. Sweedler may be deemed to share voting and dispositive power as the co-managing member of TCA and TCA II, as further described in Note 1, and (ii) 9,059 shares of Common Stock directly held by Mr. Sweedler over which he has sole voting and dispositive power.

(9)

This information as to beneficial ownership is based on a Schedule 13D filed on February 8, 2016, as amended on May 10, 2017 and July 21, 2017, filings on Form 4 and other information provided to the Company. These shares include (i) 7,608,681 shares of Common Stock over which Mr. Eby may be deemed to share voting and dispositive power as the co-managing member of TCA and TCA II, as further described in Note 1, and (ii) 9,058 shares of Common Stock directly held by Mr. Eby over which he has sole voting and dispositive power.

(10)

This information as to beneficial ownership is based upon Form 4s filed by Mr. Hoffman with the SEC. This amount excludes 20,000 shares of common stock pursuant to RSUs, which vest on December 31, 2017.

(11)

This information as to beneficial ownership is based upon Form 4s filed by Mr. McLallen with the SEC. This amount excludes 20,000 shares of common stock pursuant to RSUs, which vest on December 31, 2017.

(12)

This information as to beneficial ownership is based upon Form 4s filed by Mr. Savage with the SEC. These shares include (i) 25,188 shares held for the personal account of Mr. Savage and (ii) 341 shares held for the account of Savage Interests LP. Mr. Savage is the managing member of KAS Interests GP LLC and his spouse is the managing member of CKS Interests GP, LLC. KAS Interests GP LLC and CKS Interests GP, LLC are the two general partners with voting and investment control over the shares held by Savage Interests LP. Mr. Savage disclaims beneficial ownership of such shares held for the account of Savage Interests LP except to the extent of his pecuniary interest therein. This amount excludes 20,000 shares of common stock pursuant to RSUs granted to Mr. Savage directly, which vest on December 31, 2017.

(13)

Excludes shares of our common stock beneficially owned by Mr. Furrow and Mr. Sandhu, our “named executive officers” (as defined in Item 402 of Regulation S-K) solely for SEC disclosure purposes, who are not executive officers as of October 18, 2017, and includes shares of our common stock beneficially owned by all of our executive officers as of such date, namely, Mr. Buckley, Mr. Kim and our Chief Financial Officer, Bob Ross. Any shares of our common stock that any director or executive officer has a right to acquire within 60 days of the date hereof are deemed to be outstanding for the purpose of computing the percentage ownership of all directors and executive officers as a group.

PROPOSAL NO. 2 — TO CONDUCT AN ADVISORY VOTE TO
APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Background of the Proposal

As required by Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking stockholder approval on an advisory, non-binding basis of the compensation of our Named Executive Officers as disclosed in the section of this proxy statement titled "Executive Compensation." In this Proposal 2, stockholders are being asked to vote on the following advisory resolution:

"RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and the other narrative executive compensation disclosure in the Proxy Statement for our 2017 Annual Meeting of Stockholders."

Stockholders are urged to carefully read the "Executive Compensation" section of this Proxy Statement, which discusses our compensation policies and procedures, including our compensation philosophy, and to refer to the related executive compensation tables. In addition to a fixed amount of base salary, the compensation of our Named Executive Officers is based on a design that ties an executive’s additional compensation to our attainment of financial and other performance measures that, our Board of Directors believes, promote the creation of long-term stockholder value and position our company for long-term success. As disclosed in the Executive Compensation section, the mix of fixed- and performance-based compensation, as well as the terms of restricted stock awards, are designed to enable our company to attract and maintain top talent while, at the same time, creating a relationship between our Company’s performance and overall stockholder return and the Named Executive Officers’ compensation. Our Compensation and Stock Option Committee and Board of Directors believe that the design of the program, and hence the compensation awarded to Named Executive Officers under the current program, fulfills this objective.

Although the vote is advisory and non-binding, our Board of Directors and Compensation and Stock Option Committee value the opinions that our stockholders express in their votes and will consider the voting results in connection with their ongoing evaluation of our compensation program.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADVISORY, NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3. — TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF

THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Background of the Proposal

Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires us to submit a non-binding, advisory resolution to stockholders at least once every six years to indicate how frequently they believe we should seek an advisory vote on the compensation of our Named Executive Officers. In this Proposal 3, we are seeking an advisory, non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining. In voting on this proposal, you should mark your proxy for one, two or three years based on your preference as to the frequency with which future advisory votes on executive compensation should be held. You may also abstain from voting on this proposal.

Our Board of Directors recommends that future advisory votes on the compensation of our Named Executive Officers occur every three years because our Board and Compensation and Stock Option Committee believe that this frequency will provide the most effective means for conducting and responding to the advisory vote based on a number of considerations, including the following:

•	Our compensation program is designed to induce and reward performance over a multi-year period;
•	A three-year cycle will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome of our Company;
•

A three-year vote cycle gives our Board of Directors and Compensation and Stock Option Committee sufficient time to thoughtfully respond to stockholders’ sentiments and to implement any necessary changes to our executive compensation policies and procedures; and

•

Our Board of Directors will continue to engage with our stockholders on executive compensation during the period between stockholder votes. As discussed under "Corporate Governance Matters—Communications with the Board of Directors," we provide our stockholders an opportunity to communicate with the Board, including on issues of executive compensation.

Stockholders are not being asked to approve the recommendation of our Board of Directors, but rather to indicate their choice among these frequency options.

Although the result of this vote is advisory and non-binding, our Compensation and Stock Option Committee and Board of Directors value the opinions that our stockholders express in their votes and will consider our stockholders’ concerns and take them into account in determining how frequently future advisory votes on the compensation of our Named Executive Officers will occur.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO HOLD FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY THREE YEARS.

PROPOSAL NO. 4 — TO APPROVE, UNDER APPLICABLE NASDAQ LISTING RULES, THE REMOVAL
OF THE RESTRICTIONS ON THE EXERCISE OF THE SWIMS WARRANT AND THE CONVERSION OF
THE SWIMS CONVERTIBLE NOTE TO PERMIT THE ISSUANCE, IN EXCESS OF 19.99% OF THE
COMMON STOCK OUTSTANDING PRIOR TO SUCH ISSUANCE, OF: (1) THE COMMON STOCK
UNDERLYING THE SWIMS WARRANT, (2) THE CLASS A‑1 PREFERRED STOCK UNDERLYING THE
SWIMS CONVERTIBLE NOTE, AND (3) THE COMMON STOCK UNDERLYING THE CLASS A‑1
PREFERRED STOCK

The SWIMS® Transaction

On July 18, 2016, we completed the acquisition of all of the outstanding share capital of SWIMS®. SWIMS is a Scandinavian lifestyle brand known for its range of fashion-forward, water-resistant footwear and sportswear. To finance the acquisition, we issued the following to one of our major stockholders, Tengram Fund II: (i) the SWIMS Warrant, a warrant for the purchase of 500,000 shares of our common stock at an exercise price of $3.00 per share; and (ii) the SWIMS Convertible Note, a convertible promissory note in an original principal amount of $13.0 million. The SWIMS Convertible Note will convert, at Tengram Fund II’s option or on the maturity date of January 18, 2018 to the extent that the SWIMS Convertible Note has not been repaid in cash on or prior to such date, into up to 4,500,000 newly issued shares of the Company’s  Class A‑1 Preferred Stock at a conversion price of $3.00 per share.  The SWIMS Convertible Note accrues interest at the rate of 3.75% per annum, which shall compound and be added to the principal balance of the SWIMS Convertible Note on the first day of each calendar month commencing August 1, 2016.  To the extent the SWIMS Convertible Note converts into Class A‑1 Preferred Stock, and subject to certain limitations, such Class A‑1 Preferred Stock (1) will be convertible into common stock at an initial conversion price of $3.00 per share of common stock (subject to adjustment), (2) will be entitled to dividends at a rate of 10% per annum payable quarterly in arrears, (3) will be senior to the common stock upon a liquidation and (4) will have as-converted voting rights alongside the common stock.  We will file a certificate of designation with respect to the Preferred Stock in connection with or prior to any conversion of Class A‑1 Preferred Stock into common stock.

The foregoing descriptions of the SWIMS Warrant, SWIMS Convertible Note and Class A‑1 Preferred Stock, do not purport to be complete and are subject to, and qualified, in their entirety by the full text of the SWIMS Warrant and SWIMS Convertible Note, and the form of Certificate of Designation with respect to the Class A‑1 Preferred Stock, which are attached hereto as Annex A, B and C respectively, and are incorporated herein by reference.

Background of the Proposal

Our common stock is listed on the Nasdaq Global Market and, as a result, we are subject to the Nasdaq’s Listing Rules. The potential issuance of the securities underlying the SWIMS Warrant and SWIMS Convertible Note may implicate certain of the Nasdaq listing standards requiring prior stockholder approval in order to maintain our listing on the Nasdaq Global Market, including the following:

•

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (1) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (2) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

•

Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a "change of control" of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership would be the largest ownership position of the issuer). Stockholders should note that a "change of control" as described under Rule 5635(b) applies only with respect to the application of such rule, and does not constitute a "change of control" for purposes of Delaware law, our organizational documents, or any other purpose.

•

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving: (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value of the common stock, which, together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the common stock.

Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635 and any other Nasdaq Listing Rule that would prevent the issuance of the securities underlying the SWIMS Warrant, SWIMS Convertible Note and Class A‑1 Preferred Stock.

In order to comply with applicable NASDAQ Listing Rules, the SWIMS Warrant and SWIMS Convertible Note were issued with limited exercise and conversion rights. Until our stockholders approve Proposal 4:

•

the SWIMS Warrant may not be exercised to purchase shares of our common stock, when aggregated with any other issuances of common stock to the extent required pursuant to applicable Nasdaq Listing Rules, greater than or equal to 1,610,620 shares of common stock (subject to adjustments for stock splits and combinations), and

•

the Class A‑1 Preferred Stock into which the SWIMS Convertible Note is convertible (1) may not, in turn, be convertible into (when aggregated with any other issuances of our common stock to the extent required pursuant to applicable Nasdaq Listing Rules) more than 1,610,620 shares of our common stock (subject to adjustment for stock splits and combinations), and (2) will have as-converted voting rights only to the extent such shares are convertible into our common stock, unless permitted to do so in compliance with applicable Nasdaq listing rules.

Pursuant to the terms of the SWIMS Warrant and SWIMS Convertible Note, we have agreed to seek stockholder approval, under applicable Nasdaq Listing Rules, to remove of the restrictions on the exercise of the SWIMS Warrant and the conversion of the SWIMS Convertible Note to permit the issuance, in excess of 19.99% of the common stock outstanding prior to such issuance, of: (1) the common stock underlying the SWIMS Warrant, (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the common stock underlying the Class A‑1 Preferred Stock.

We seek your approval of Proposal 4 in order to comply with the applicable NASDAQ Listing Rules and to satisfy our obligations under the SWIMS Warrant and SWIMS Convertible Note.

Effect on Current Stockholders

The SWIMS Warrant and SWIMS Convertible Note currently contain limitations on the exercise and conversion rights of the SWIMS Warrant and SWIMS Convertible Note, such that absent stockholder approval of Proposal 4, the SWIMS Warrant and SWIMS Convertible Note may not be exercised to purchase or be converted into shares of our common stock in excess of 1,610,620 shares of common stock, which represents approximately 19.99% of the common stock outstanding immediately prior to the issuance of the SWIMS Warrant and SWIMS Convertible Note. Approval of Proposal 4 may be dilutive to existing stockholders because such approval would allow the SWIMS Warrant and SWIMS Convertible Note to be exercised to purchase or be converted into shares of common stock in excess of 1,610,620, which could result in additional shares being issuable upon the exercise of the SWIMS Warrant or the conversion of the SWIMS Convertible Note. If Proposal 4 is approved, the SWIMS Warrant and SWIMS Convertible Note, would be exchangeable, subject to certain conditions, into approximately 4,521,641 shares of common stock at the current conversion price of $3.00 per share. At the close of regular trading hours on October 16, 2017, the trading price of our common stock was $1.35 per share.  Although the conversion price is currently higher than the trading price for our common stock, the conversion price may be lower than the trading price at the time that the SWIMS

Warrant is exercised or the SWIMS Convertible Note is converted.  Issuing such additional shares of common stock would result in a reduction of the percentage of ownership interest held by our existing stockholders. Also, the addition of a substantial number of shares of our common stock into the market or the registration of any other securities may significantly and negatively affect the prevailing market price for our common stock. In addition, the issuance of additional shares of common stock could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The issuance of additional shares of common stock to Tengram Fund II would also increase the ownership of common stock and voting power of entities affiliated with Tengram Capital Partners.

The actual number of shares that will be issuable upon the exercise of the SWIMS Warrant or the conversion of the SWIMS Convertible Note will not be known until such exercise or conversion occurs. As described more fully above under "The SWIMS® Transaction", (1) interest on the SWIMS Convertible Note is added to the principal amount of the note, which will increase the number of shares of Class A‑1 Preferred Stock into which the SWIMS Convertible Note is convertible (which shares of Class A‑1 Preferred Stock are, in turn, convertible into common stock) and (2) the exercise price and conversion price, respectively, of the SWIMS Warrant and the SWIMS Convertible Note, which are both currently $3.00 per share, are subject to certain adjustments that are typical for warrants and convertible notes of this type and such adjustments may increase the number of shares underlying the SWIMS Warrant or SWIMS Convertible Note. Any additional interest added to the principal of the SWIMS Convertible Note or decrease in the conversion price of the SWIMS Convertible Note would increase the number of shares due upon conversion of the SWIMS Convertible Note, and any decrease in the exercise price of the SWIMS Warrant would increase the number of shares due upon exercise of the SWIMS Warrant. Furthermore, to the extent that the SWIMS Convertible Note is converted into Class A‑1 Preferred Stock that is not immediately converted into common stock, such Class A‑1 Preferred Stock will be entitled to dividends at a rate of 10% per annum payable quarterly in arrears, and any such accrued but unpaid dividends may, at the election of the holder, be converted into additional shares of common stock.

Consequences if Stockholders Do Not Approve this Proposal

If Proposal 4 is not approved by our stockholders at the annual meeting in accordance with the Nasdaq Listing Rules, the SWIMS Warrant and SWIMS Convertible Note will remain subject to the limitations on the exercise and conversion rights, such that the SWIMS Warrant and SWIMS Convertible Note may not be exercised to purchase or be converted into shares of our common stock in excess of 1,610,620 shares of common stock, which represents approximately 19.99% of the common stock outstanding immediately prior to the issuance of the SWIMS Warrant and SWIMS Convertible Note. If Tengram Fund II elects to convert the SWIMS Convertible Note but is unable to do so because of the limitation on conversion, Tengram Fund II may instead elect to be repaid in cash (subject to the Subordination provisions contained in the SWIMS Convertible Note). If we do not have sufficient cash on hand, we would have to seek additional financing. Our ability to obtain financing on reasonable terms will depend on our future operating performance and financial results, and will be subject, in part, to factors beyond our control, including interest rates and general economic, financial and business conditions. There can be no assurance that we would be able to obtain such financing on commercially reasonable terms or at all.

Interests of Directors in this Proposal

Three of our directors, William Sweedler, Matthew Eby, and Andrew Tarshis are affiliated with Tengram Capital Partners, which, in turn, is affiliated with Tengram Fund II, the holder of the SWIMS Warrant and SWIMS Convertible Note.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, UNDER APPLICABLE NASDAQ LISTING RULES, OF THE REMOVAL OF THE RESTRICTIONS ON THE EXERCISE OF THE SWIMS WARRANT AND THE CONVERSION OF THE SWIMS CONVERTIBLE NOTE TO PERMIT THE ISSUANCE, IN EXCESS OF 19.99% OF THE COMMON STOCK OUTSTANDING PRIOR TO SUCH ISSUANCE, OF: (1) THE COMMON STOCK UNDERLYING THE SWIMS WARRANT, (2) THE CLASS A‑1 PREFERRED STOCK UNDERLYING THE SWIMS CONVERTIBLE NOTE, AND (3) THE COMMON STOCK UNDERLYING THE CLASS A‑1 PREFERRED STOCK.

PROPOSAL NO. 5 — TO RATIFY THE APPOINTMENT OF COHNREZNICK AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2017

In July 2016, our Audit Committee determined it to be in the best interest of the Company and our stockholders to select CohnReznick to replace Moss Adams as the Company’s independent registered public accounting firm for the year ending December 31, 2016, and subsequently approved such appointment. Moss Adams served as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2015 and for the fourth quarter of the fiscal year ended November 30, 2014 (“fiscal 2014”), after it replaced Ernst & Young LLP (“Ernst & Young”), our previous independent registered public accounting firm for the first three quarters of fiscal 2014. Moss Adams also audited our consolidated financial statements for the fiscal year ended November 30, 2014.

We have been advised by CohnReznick that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board.

While the Audit Committee retains CohnReznick as our independent registered public accounting firm, the Board of Directors is submitting the selection of CohnReznick to our stockholders for ratification upon recommendation to do so by the Audit Committee and as a matter of good corporate governance.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2017. If the selection of CohnReznick is not ratified by affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result. Even if the selection of CohnReznick is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

CohnReznick has no financial interest of any kind in the Company, except the professional relationship between auditor and client. Representatives of CohnReznick will be invited to attend the Annual Meeting. If a representative of CohnReznick does attend the Annual Meeting, the representative will have an opportunity to make a statement if he or she so chooses, and will be available to respond to questions from stockholders.

Audit Fees

The table below shows the aggregate fees billed by CohnReznick for professional services related to fiscal 2016 and 2015.

	Year ended December 31,
	2016	2015
Audit Fees (1)	$638,000	$—
Audit-Related Fees (2)	18,000	—
Tax Fees (3)	67,000	—
All Other Fees	—	—
Total	$723,000	$—

(1)

Audit fees consist of professional services related to the audit of our annual financial statements set forth in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 and the review of our unaudited quarterly financial statements in (i) our Quarterly Reports on Form 10‑Q for the quarterly periods ended June 30, 2016 and September 30, 2016 and (ii) our Quarterly Report on Form 10‑Q/A for the quarterly period ended March 31, 2016, filed with the SEC on August 16, 2016, which contained restated financial statements for that quarter.

(2)	Audit-related fees consist of fees for services performed in connection with the Company’s acquisitions.
(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

The table below shows the aggregate fees billed by Moss Adams for professional services related to fiscal 2016 and 2015.

	Year ended December 31,
	2016	2015
Audit Fees (1)	$110,000	$545,000
Audit-Related Fees (2)	65,000	154,000
Tax Fees (3)	117,000	105,000
All Other Fees	—	—
Total	$292,000	$804,000

(1)

Audit fees consist of professional services related to the audit of our annual financial statements set forth in our Annual Report on Form 10‑K for the fiscal year ended November 30, 2015 and the review of our unaudited quarterly financial statements in our Quarterly Reports on Form 10‑Q for our fiscal quarters during 2015 and the first quarter of 2016.

(2)

Audit-related fees consist of fees for certain work on the S‑4 registration statement filed in connection with the RG Merger, services performed in connection with the Company’s acquisitions and dispositions, and services performed in connection with our S‑8 registration statement filed in 2016.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy which requires the Audit Committee’s pre‑approval of audit and non‑audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee approves such services on an ongoing basis prior to the incurrence of any such audit and non-audit services. The Audit Committee pre-approved all of the audit and non-audit services rendered by Moss Adams prior to their dismissal in July 2016 and CohnReznick listed above.

The Audit Committee has determined that the services provided by Moss Adams and CohnReznick were compatible with maintaining both Moss Adams and CohnReznick’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF SELECTION OF COHNREZNICK AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

CHANGES IN INDEPENDENT AUDITOR

Change from Moss Adams to CohnReznick

As previously reported, on July 6, 2016, the Audit Committee dismissed Moss Adams as the Company’s independent registered public accounting firm. Moss Adams’s reports on the Company’s financial statements for the fiscal years ended November 30, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the report for the fiscal year ended November 30, 2014 included an explanatory paragraph related to the existence of substantial doubt about the Company’s ability to continue as a going concern. Additionally, during the fiscal years ended November 30, 2015 and November 30, 2014 and in the interim period from January 1, 2016 through July 6, 2016, (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Moss Adams’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Contemporaneous with the determination to dismiss Moss Adams, the Audit Committee approved the engagement of CohnReznick as the Company’s independent registered public accounting firm for the year ending December 31, 2016. During the Company’s fiscal years ended November 30, 2015 and November 30, 2014, which were audited by Moss Adams, and during the interim period from January 1, 2016 through July 6, 2016, neither the Company nor anyone acting on its behalf consulted with CohnReznick’s regarding the Company’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Moss Adams with a copy of certain of the foregoing disclosures and requested that Moss Adams furnish a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of such letter, dated July 8, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8‑K filed with the SEC on July 8, 2016.

Change of Accountant in Connection with RG Merger Accounting Purposes

As further discussed in the Company’s Annual Report on Form 10‑K for the fiscal year ended November 30, 2015 and subsequent Quarterly Reports on Form 10‑Q, on January 28, 2016, the Company completed the RG Merger, which, for accounting purposes, was accounted for as a reverse merger and recapitalization, with RG deemed the accounting acquirer. In addition, as part of the RG Merger, the Company adopted RG’s fiscal year of December 31, changing from the Company’s previous fiscal year of November 30. Prior to the RG Merger, Citrin Cooperman & Company, LLP (“Citrin”) was RG’s independent public registered accounting firm and audited its financial statements for the fiscal years ended December 31, 2015 and 2014, and Moss Adams was the Company’s independent registered public accounting firm and audited its financial statements for the fiscal years ended November 30, 2015 and November 30, 2014. Insofar as RG was considered the accounting acquirer for accounting purposes, the Company’s continued use of Moss Adams as its independent registered public accounting constituted a change in accountants reportable for purposes of Item 304 of Regulation S-K.

Thus, as previously reported, on May 12, 2016, the Audit Committee: (i) formally dismissed Citrin from its role as independent registered public accounting firm, effective May 12, 2016; and (ii) formally approved the engagement of Moss Adams as the post-RG Merger Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, effective May 12, 2016. Although the Audit Committee was required to appoint Moss Adams as a formal matter due to changes resulting from the RG Merger, Moss Adams did not resign or decline to stand for re-election and was not dismissed from its position as the Company’s principal accountant until its later dismissal in July 2016.

Citrin’s reports on RG’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the fiscal years ended December 31, 2015 and December 31, 2014 and in the interim period between January 1, 2016 and May 12, 2016, (i) there were no disagreements with Citrin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Citrin’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Amendment No. 1 to the Company’s Current Report on Form 8‑K filed with the SEC on March 30, 2016 included in Exhibit 99.1 certain financial statements of RG audited by Citrin for the fiscal years ended December 31, 2015, 2014 and 2013, which preceded the RG Merger consummated on January 28, 2016. Citrin is not, and has never been, associated with the financial statements of the post-RG Merger Company.

During RG’s fiscal years ended December 31, 2015 and 2014, periods over which RG’s financial statements were audited by Citrin, and during the interim period between January 1, 2016 and May 12, 2016, neither the Company nor anyone acting on its behalf consulted with Moss Adams regarding RG’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on RG’s financial statements, and neither a written report was provided to RG or oral advice was provided that Moss Adams concluded was an important factor considered by RG in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Citrin with a copy of certain of the foregoing disclosures and requested that Citrin furnish a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of such letter, dated May 16, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8‑K filed with the SEC on May 16, 2016.

OTHER PROPOSALS

As of the date of this Proxy Statement, we are not aware of any other matters that may be presented for action at the Annual Meeting and we do not intend to bring any other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will, in the absence of contrary instructions, have discretionary authority to vote the shares represented by such proxy according to their best judgment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC on a timely basis. Directors, officers and greater than ten percent beneficial owners are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such forms furnished to us and certain of our internal records, or upon written representations from officers, directors and greater than ten percent beneficial owners that no Form 5 was required, we believe that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were satisfied on a timely basis, except as follows: except as follows: (i) Mr. Hamish Sandhu filed a  Form 4 on September 30, 2016 for a transaction involving the disposition of 989 shares of our common stock for minimum tax withholdings that occurred on January 28, 2016, due to an administrative oversight; (ii) TCP Denim, LLC and Tengram Capital Associates II, LLC filed a Form 3, on Form 3/A on February 10, 2016, reporting their beneficial ownership of the Series A Convertible Preferred Stock held by TCP Denim, LLC as of January 28, 2016, as they did not timely receive their SEC filing codes; (iii) Tengram Capital Partners Gen2Fund, L.P. and TCP RG, LLC filed a Form 3, on Form 3/A on February 10, 2016, reporting their beneficial ownership of the common stock held by TCP RG, LLC and TCP RG II, LLC as of January 28, 2016, as they did not timely receive their SEC filing codes; and (iv) each of William Sweedler and Matthew Eby filed, and Tengram Capital Partners Fund II, L.P. and Tengram Capital Associates II, LLC jointly filed, a Form 4 on January 24, 2017 reporting the issuances of the SWIMS Warrant and the SWIMS Convertible Note made on July 18, 2016.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be included in our proxy materials for and voted on at our 2018 Annual Meeting pursuant to Rule 14a‑8 under the Exchange Act (“Rule 14a‑8”) must be received at our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022 on or before August 2, 2018. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in the proxy materials for the 2018 Annual Meeting. The provisions of our Bylaws described below do not affect a stockholder’s ability to request inclusion of a proposal in our proxy materials within the procedures and deadlines set forth in Rule 14a‑8.

Additionally, pursuant to the advance notice provisions contained in our Bylaws, to bring before the 2018 Annual Meeting any business not included in the proxy materials for the 2018 Annual Meeting (including to nominate a director candidate not named in such proxy statement) outside of the procedures in Rule 14a‑8, a stockholder must (i) give timely written notice of that business to our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022, (ii) be a stockholder of record on the date of giving such notice and (iii) be entitled to vote at the 2018 Annual Meeting. To be timely, the stockholder’s notice must be given no earlier than August 2, 2018 (120 days prior to November 30, 2018, the one-year anniversary of this year’s Annual Meeting) and no later than September 1, 2018 (90 days prior to November 30, 2018). However, in the event that the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of this year’s Annual Meeting, under the terms of our Bylaws, notice by the stockholder must be given (i) no earlier than the opening of business on the 120th day before the 2018 Annual Meeting and (ii) not later than the later of the close of business on the 90th day before the 2018 Annual Meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the 2018 Annual Meeting. In all cases, the stockholder’s notice must contain the information required by our Bylaws. For more information on director nominations made by stockholders, see “Corporate Governance Matters—Stockholder Nominations” above. A copy of the Bylaws is available upon request to: Secretary of Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022.

A proxy may confer discretionary authority to vote on any matter at an annual meeting if we do not receive notice of the matter within the time frames described above. The chairperson of the meeting may exclude matters that are not properly presented in accordance with the applicable SEC rules and regulations and our Bylaws.

ANNUAL REPORT

The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, we incorporate by reference our 2016 Annual Report on Form 10‑K, filed with the SEC on March 30, 2017, which are also being mailed with this proxy statement to stockholders of record and beneficial owners.

Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.differentialbrandsgroup.com/proxy2017, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 filed with the SEC will be provided to stockholders without charge upon written request directed to our Secretary at c/o Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022 or by calling us at +1 (323) 890‑1800. The Company’s copying costs will be charged if exhibits to the Annual Report on Form 10‑K for the fiscal year ended December 31, 2016 are requested. The Company also makes available on or through our website free of charge our Annual Reports on Form 10‑K, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

New York, New York

October 18, 2017

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2017 ANNUAL MEETING, WE STRONGLY ENCOURAGE YOU TO VOTE. PLEASE VOTE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE 2017 ANNUAL MEETING. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING EITHER BY FILING WITH THE CORPORATE SECRETARY OF DIFFRENTIAL BRANDS GROUP INC., AT OUR PRINCIPAL EXECUTIVE OFFICES, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND EXPRESSING A DESIRE TO VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MAY CHANGE YOUR VOTE BY SUBMITTING NEW VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE. YOU MUST CONTACT YOUR BROKER, BANK OR OTHER NOMINEE TO FIND OUT HOW TO DO SO. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING WILL BE HELD ON NOVEMBER 30, 2017.

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RESERVATION FORM FOR DIFFERENTIAL BRANDS GROUP INC. 2017 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who expect to attend the Annual Meeting on November 30, 2017, at 9 am Eastern Standard Time at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, NY, 10036, should complete this form and return it to the Secretary, c/o Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, CA, 90022. Please be prepared to show proof of identification at the check-in desk at the meeting. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting Differential Brands Group Inc. common stock ownership as of October 3, 2017.

Name
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Annex A

FINAL FORM

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, IF REQUESTED BY THE ISSUER, WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN ARTICLE II OF THIS WARRANT

Warrant No. 8	Number of Shares: 500,000
Date of Issuance July 18, 2016	(subject to adjustment)
Void after July 18, 2021

DIFFERENTIAL BRANDS GROUP INC.

Common Stock Purchase Warrant

THIS IS TO CERTIFY THAT, for value received, Tengram Capital Partners Fund II, L.P. or its permitted assigns (collectively, the “Registered Holder”) is entitled to purchase from Differential Brands Group Inc., a Delaware corporation (the “Company”), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per share of $3.00 (as adjusted pursuant to the terms of this Warrant, the “Exercise Price”), Five Hundred Thousand (500,000) shares (the “Warrant Shares”) of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.10 par value per share, of the Company (the “Common Stock”), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth.  The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof.  This Warrant shall expire at 5:00 p.m., New York time, on July 18, 2021 (the “Expiration Date”).  Receipt of this Warrant by the Registered Holder shall constitute acceptance of and agreement to the terms and conditions set forth herein.

This Warrant is issued in connection with that certain Convertible Promissory Note, dated as of the date hereof, by and among the Company and Tengram Capital Partners Fund II, L.P. (the “Promissory Note”).

ARTICLE I

Exercise of Warrant

1.1     Method of Exercise.  The Warrant Shares pursuant to this Warrant may be exercised by the Registered Holder as a whole or in part at any time and from time to time subsequent to the date hereof and until the Expiration Date at which time this Warrant shall expire and be of no further force or effect; provided,  however, that the minimum number of Warrant Shares that may be purchased on a single exercise shall be 1,000 or the entire number of shares remaining available for exercise hereunder, whichever is less.  To exercise this Warrant, the Registered Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1(a), a written notice in the form of the Purchase Form attached as Exhibit A hereto, stating therein the election of the Registered Holder to exercise this Warrant in the manner provided in the Purchase Form, along with payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder.  Subject to compliance with Section 3.1(a)(vi), this Warrant shall be deemed to be exercised on the date of receipt by the Company of the Purchase Form, accompanied by payment for the Warrant Shares to be purchased and surrender of this Warrant, as aforesaid, and such date is referred to herein as the “Exercise Date.”  Upon such exercise (subject as aforesaid), the Company shall promptly (and in any event within three business days following the Exercise Date) issue and deliver to the Registered Holder a certificate or statement evidencing ownership either by delivery of a certificate or in book-entry form for the full number of the Warrant Shares purchasable by the Registered Holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all such Warrant Shares, (a) in cash or by certified or cashier’s check or (b) pursuant to the Net Exercise provisions of Section 1.2.  The Person in whose name the certificate(s) or book-entry statements for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.  If the Company fails to deliver such certificate or statement during the time period specified above, then the Registered Holder will have the right to rescind such exercise; provided, that nothing herein shall limit a Registered Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance or injunctive relief with respect to the Company’s failure to deliver such certificate or statement in accordance with the terms of this Warrant.

1.2     Net Exercise.  In lieu of exercising the Warrant Shares by delivering payment of the Exercise Price to the Company in cash, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), the Registered Holder of this Warrant may elect to receive a number of shares of Common Stock equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the Warrant Office together with a properly completed and executed Purchase Form, in which event the Company shall issue the Registered Holder a number of shares of Common Stock computed as follows

X	=	Y (A – B)
A

Where:

X	=	the number of shares of Common Stock to be issued to the Registered Holder.

Y	=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation).

A	=

the Current Market Price of one share of Common Stock (at the date of such calculation). For purposes of this Section 1, “Current Market Price” means, the volume-weighted average, rounded to the nearest cent, of the closing sales price of shares of Common Stock on the NASDAQ Stock Market, as reported by The Wall Street Journal for the immediately preceding ten (10) trading days.

B	=	Exercise Price (as adjusted to the date of such calculation).

1.3     Fractional Shares.  No fractional shares of Common Stock shall be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Current Market Price of one share of Common Stock at the date of exercise.

1.4     Termination.  Notwithstanding any other provision of this Warrant, the right to exercise this Warrant shall terminate upon the Expiration Date; provided, however, if this Warrant shall not have been exercised in full prior to a Change of Control of any kind, the right to exercise this Warrant shall be automatically converted into the right to receive from the Company (or any successor entity thereto) an amount calculated as follows: (x) the maximum number of Warrant Shares for which this Warrant shall be exercised at the time of the closing of such Change of Control, calculated pursuant to the Net Exercise provisions of Section 1.2, multiplied by (y) the amount of consideration per share of Common Stock received by a holder thereof in such Change of Control.

For purposes of this Warrant:

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any Person directly or indirectly owning or controlling 10% or more of any class of outstanding equity securities of such Person or (iii) any officer, director, general partner, managing member or trustee of any such Person described in clause (i) or (ii).  “control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Change of Control” means the occurrence of any of the following at any time after the date hereof:  (i) any Person (within the meaning of Rule 13d‑1 under the Securities Exchange Act of 1934, as amended) of Person (other than any Person that is an Affiliate of such Person) that is not, as of the date hereof, the beneficial owner of more than 50% of outstanding voting securities of the Company, shall have become the beneficial owner of more than 50% of then outstanding voting securities of the Company, or (ii) the board of directors (or similar governing body), or if applicable the stockholders, of the Company, as the case may be, shall have approved the transfer, sale, assignment, or other disposition of all or substantially all the assets of the Company in one transaction or a series of related transactions.

“Person” means, an individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, syndicate, person, trust, association, organization or other entity, including any governmental authority, and including any successor, by merger or otherwise, of any of the foregoing.

1.5     Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of the Registered Holder and upon surrender of this Warrant, at the time of delivery of the certificate or statement evidencing ownership in book-entry form for the Warrant Shares purchased by the Registered Holder hereunder, deliver to the Registered Holder a new Warrant evidencing the rights of the Registered Holder to purchase the unpurchased Warrant Shares pursuant to this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

ARTICLE II

Warrant Office; Transfer

2.1     Warrant Office.  The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall initially be the Company’s principal office, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States of which written notice has previously been given to the Registered Holder.  The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the Registered Holder, as well as the name and address of each permitted assignee of the rights of the Registered Holder.

2.2     Ownership of Warrant.  The Company may deem and treat the Registered Holder as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3     Transfer of Warrants.  The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant.  This Warrant may be transferred by any Registered Holder (including, for the avoidance of doubt, any subsequent transferee) in whole or in part only in compliance with applicable law and only to his, her or its Permitted Transferees.  The Company, from time to time, shall register the transfer in whole or in part of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed, together with a written assignment of this Warrant, substantially in the form of the Assignment attached as Exhibit B hereto.  Upon any such transfer, a new Warrant shall be issued to the transferee, and the Company shall cancel the surrendered Warrant.  For purposes of this Warrant, “Permitted Transferees” shall mean (a) in the case of an individual, the individual’s spouse, child, estate, personal representative, heir or successor, a trust for the benefit of any of the foregoing persons, or a partnership or limited liability company the partners or members of which consist solely of any of the foregoing persons and (b) in the case of any Registered Holder that is not an individual (other than a trust as described in clause (a) of this sentence, for whom transfers may be made to the persons described in such clause (a)), to a Person that is an affiliate, direct partner, member or stockholder of such Registered Holder.

2.4     No Rights as Stockholder Until Exercise.  No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Registered Holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to the Registered Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

2.5     Expenses of Delivery of Warrants.  The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

2.6     Compliance with Securities Laws.  The Registered Holder (and its transferees and assigns), by acceptance of this Warrant, covenants and agrees that such Registered Holder is acquiring the Warrants evidenced hereby, and, upon exercise hereof, the Warrant Shares, for its own account as an investment and not with a view to distribution thereof in violation of applicable law.  Neither this Warrant nor the Warrant Shares issuable hereunder have been registered under the Securities Act or any state securities laws and no transfer of this Warrant or any Warrant Shares shall be permitted unless the Company has received notice of such transfer in the form of the assignment attached hereto as Exhibit B, accompanied, if requested by the Company, by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrant or Warrant Shares under the Securities Act is available for such transfer, except that no such opinion shall be required after a registration for resale of the Warrant Shares has become effective.  Upon any exercise of the Warrants prior to effective registration for resale or except as in accordance with Rule 144 under the Securities Act, certificates representing the Warrant Shares shall bear a restrictive legend substantially identical to that set forth as follows:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (collectively, the “Acts”).  Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement with respect to the shares under all of the applicable Acts, or an opinion of counsel reasonably satisfactory to the Company to the effect that such registrations are not required.”

Any purported transfer of the Warrant or Warrant Shares not in compliance with the provisions of this section shall be null and void.  Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.6.

ARTICLE III

Anti-Dilution Provisions

3.1     Adjustment of Exercise Price and Number of Warrant Shares.  The number of shares of Common Stock for which this Warrant is exercisable and/or the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

a)

Subdivision or Combination of Common Stock.  If at any time on or after the date of this Warrant the Company shall (i) subdivide its outstanding shares of Common Stock into a greater number of shares, or (ii) shall pay a dividend with respect to its outstanding shares of Common Stock in shares of Common Stock or any other equity or equity-equivalent securities, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares receivable shall be proportionately increased so that Registered Holder after such date shall be entitled to receive, upon payment of the same aggregate Exercise Price as would have been payable before such date, the aggregate number of shares of Common Stock that, if this Warrant had been exercised immediately prior to such date, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend or subdivision; and, conversely, if at any time on or after the date of this Warrant the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares receivable upon exercise of the Warrant shall be proportionately decreased so that the Registered Holder after such date shall be entitled to receive, upon payment of the same aggregate Exercise Price as would have been payable before such date, the aggregate number of shares of Common Stock that, if this Warrant had been exercised immediately prior to such date, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such combination.  Any adjustment under this subsection (a) shall become effective when the applicable dividend, subdivision or combination becomes effective.

b)

Reclassification, Reorganization, Consolidation or Merger.  In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than as a result of a subdivision or combination pursuant to Section 3.1(a)), or in case of any reorganization, consolidation or merger of the Company with or into another entity, the Company, or such successor entity, as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each Warrant Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, reorganization, consolidation or merger by a holder of one share of Common Stock.  Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this subsection shall similarly apply to successive reclassifications, changes, reorganizations, consolidations and mergers.

c)

Pro Rata Distributions.  Except to the extent that Sections 3.1(a) or 3.1(b) would otherwise apply, during such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Registered Holder shall be entitled to participate in such Distribution to the same extent that the Registered Holder would have participated therein if the Holder had held the Warrant Shares immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

d)	Adjustment of Number of Shares. Upon each adjustment in the Exercise Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

e)

Rounding of Calculations; Minimum Adjustment.  All calculations under this Section 3.1 shall be made to the nearest cent.  Any provision of this Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, or would reduce the Exercise Price below the state par value of the Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.

3.2     Statement Regarding Adjustments.  Whenever the Exercise Price shall be adjusted as provided in Section 3.1, and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the Registered Holder.  Each such statement shall be signed by the Company’s chief financial or accounting officer.

3.3     Costs.  The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Warrant Shares or any certificate or other document evidencing such Warrant Shares upon exercise of this Warrant.  The Company shall, upon request, reimburse the Registered Holder for any such documented taxes assessed against the Registered Holder.

3.4     Reservations of Shares.  The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.  The Company shall cause to be executed and issued the necessary certificate or statement evidencing ownership in book-entry form for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Registered Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

3.5     Valid Issuance.  All shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

3.6     NASDAQ.  Notwithstanding the foregoing, in the event that the Warrant Shares to be issued upon the exercise of the purchase rights under this Warrant would, when aggregated with any other issuances of the Company to the extent required pursuant to applicable NASDAQ listing rules, be greater than or equal to 1,610,620 shares of Common Stock (subject to adjustment for stock splits and combinations), the portion of the Warrant Shares in excess of such threshold shall not include voting rights and shall not be issuable upon the exercise of the purchase rights under this Warrant until such time as the Company is permitted to do so in compliance with applicable NASDAQ listing rules. To the extent any portion of the Warrant Shares do not have voting rights, the Company shall take all action necessary to promptly seek the required approval of its stockholders under Nasdaq Stock Market Rule 5635 (and its successor) so as to permit such Warrant Shares to have voting rights and to be issuable upon the exercise of the purchase rights under this Warrant. Further, notwithstanding anything to the contrary in this Warrant, the Registered Holder shall have no right to, and shall not, exercise any of the purchase rights under this Warrant unless and until any shareholder approval of the Company required under applicable NASDAQ listing rules has been obtained.

ARTICLE IV

Miscellaneous

4.1     Entire Agreement.  This Warrant contains the entire agreement between the Registered Holder and the Company with respect to the Warrant Shares that it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

4.2     Governing Law.   This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its conflict of law provisions.

4.3     Submission to Jurisdiction.  Each of the parties hereto hereby irrevocably and unconditionally submits in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby to the jurisdiction of the courts of the State of Delaware, the courts of the United States of America for the District of Delaware (each, a “Delaware Court”) and any appellate courts from any thereof and irrevocably waives any immunity from the jurisdiction of such courts and any claim of improper venue, forum non conveniens or any similar objection which it might otherwise be entitled to raise in any such suit, action or proceeding.  Each of the parties hereto irrevocably agrees that service of process upon such party by first-class mail to the address of such party pursuant to Section 4.7 shall be deemed, in every respect, effective service of process upon such party.  The parties further agree that any suit, action or proceeding instituted by a party to this Warrant against another party to this Warrant shall be initially instituted exclusively in a Delaware Court, and each of the parties hereby voluntarily and irrevocably waives all its rights, whether granted by statutory, constitutional or common law, to seek a trial before a jury with respect to such claim.

4.4     Waiver and Amendment.  Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by the written consent of the parties (it being agreed that an amendment to or waiver under any of the provisions of Article III of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price).  No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

4.5     Illegality.  In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

4.6     Copy of Warrant.  A copy of this Warrant shall be filed among the records of the Company.

4.7     Notice.  Any notice or other document required or permitted to be given or delivered to the Registered Holder shall be delivered at, or sent by certified or registered mail to such Registered Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Registered Holder shall have notified the Company in writing.  Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the principal office of the Company, or any other address within the continental United States of America as shall have been designated in writing by the Company delivered to the Registered Holder.

4.8     Limitation of Liability; Not Stockholders.  Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or attend meetings of stockholders or any other proceedings of the Company.  Until the exercise of this Warrant, no provision hereof, and no mere enumeration herein of the rights or privileges of the Registered Holder, shall give rise to any liability of such Registered Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

4.9     Exchange, Loss, Destruction, etc. of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company (provided, that an affidavit of the Registered Holder shall be deemed reasonably satisfactory evidence) of the loss, theft, mutilation or destruction of this Warrant or any certificate relating to the Warrant Shares, and, in the case of any such loss, theft or destruction, upon delivery of indemnity or security in such form and amount as shall be reasonably satisfactory to the Company, or, in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided,  however, that the original Registered Holder of this Warrant shall not be required to provide any bond of indemnity and may in lieu thereof provide their agreement of indemnity.  Any Warrant issued under the provisions of this Section 4.9 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.  The Registered Holder of this Warrant shall pay all taxes (including securities transfer taxes) and all other reasonable expenses and charges payable in connection with the preparation, execution and delivery of replacement Warrant(s) pursuant to this Section 4.9.

4.10     Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

4.11     Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Registered Holder.  The provisions of this Warrant are intended to be for the benefit of all Registered Holders from time to time of this Warrant and shall be enforceable by any such Registered Holder.

4.12     Remedies. The parties hereto, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their respective rights under this Warrant.  Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.  The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

4.13     Counterparts.  This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

4.14     Further Assurances.  The Company and the Registered Holder will take such actions as may be reasonably required or desirable to carry out the provisions of this Warrant.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

DIFFERENTIAL BRANDS GROUP INC.

By	/s/ Michael Buckley
Name: Michael Buckley
Title: CEO

[SIGNATURE PAGE TO WARRANT]

Accepted and Agreed,

TENGRAM CAPITAL PARTNERS FUND II, L.P.

By:	/s/ William Sweedler
Name: William Sweedler
Title: Managing Member

15 Riverside Avenue
Street Address

Westport	Connecticut
City	State

[SIGNATURE PAGE TO WARRANT]

EXHIBIT A

PURCHASE FORM

TO:  Differential Brands Group Inc. (the “Company”)

1. The undersigned hereby elects to purchase shares of the Common Stock of the Company pursuant to the terms of the attached Warrant by:

☐           A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

☐           The net exercise provisions of the attached warrant.

2. Please issue a certificate(s) or statement evidencing ownership in book-entry form representing said shares of Common Stock in the name of the undersigned.

Signature of Holder

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT

For value received,                                , hereby sells, assigns and transfers unto                                     [all of][shares of] the within Warrant, together with all right, title and interest therein and does hereby irrevocably constitute and appoint                                , attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:	, 201

Annex B

EXECUTION VERSION

CONVERTIBLE PROMISSORY NOTE

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, HOLDER ACKNOWLEDGES THAT THIS CONVERTIBLE PROMISSORY NOTE, THE INDEBTEDNESS EVIDENCED BY THIS NOTE AND THE EXERCISE OF ANY RIGHT OR REMEDY BY HOLDER ARE SUBORDINATE TO THE SENIOR DEBT (AS DEFINED BELOW) IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 7 AND THE OTHER PROVISIONS OF THIS NOTE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

$13,000,000.00	July 18, 2016

FOR VALUE RECEIVED, Differential Brands Group Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to Tengram Capital Fund II, L.P., a Delaware limited partnership, or its registered assigns (the “Holder”), in dollars in lawful currency of the United States and in immediately available funds, the principal amount of (a) THIRTEEN MILLION AND 00/100 ($13,000,000.00), or, if less, (b) the unpaid principal amount of this Convertible Promissory Note (as amended, restated, supplemented or otherwise modified, this “Note”), in either case, together with all interest thereon.

1. Maturity.  To the extent not previously converted into newly issued shares of the Company’s  Class A‑1 Preferred Stock (“Class A‑1 Preferred Shares”) in accordance with Section 3 below, subject to the provisions of Section 7 below, the Company shall repay the entire unpaid principal outstanding balance together with all accrued and unpaid interest thereon on January 18, 2017 (the “Maturity Date”).

2. Interest.  Interest shall begin to accrue on the unpaid principal balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at the rate of 3.75% per annum payment-in-kind interest, which shall compound and be added to the principal balance of this Note on the first day of each calendar month commencing August 1, 2016 and, subject to the provisions of Section 7, be payable in full in cash on the Maturity Date, in each case, calculated on the basis of a 360 day year and actual days elapsed.  Subject to the terms of Section 7 below, all such interest, to the extent not previously paid, shall be payable (whether in cash, in kind or pursuant to a conversion into Class A‑1 Preferred Shares in accordance with Section 3 below), upon the Maturity Date, or upon any voluntary prepayment of this Note prior to the Maturity Date.

3. Conversion. The outstanding principal balance under this Note plus accrued interest thereon is convertible on the following basis:

(a) Upon the earlier to occur of (i) the election of the Holder or (ii) if this Note has not been repaid in full in cash on such date, the Maturity Date, all of the outstanding principal balance of this Note, together with any accrued and unpaid interest thereon, shall be converted into Class A‑1 Preferred Shares at a price per share equal to $3.00 per share (as it may be adjusted from time to time, the “Conversion Price”), as calculated by the Holder.  Upon each such conversion, the Holder shall be entitled to the rights and privileges, including, without limitation, voting rights, registration rights, liquidation preferences and other rights, with respect to such Class A‑1 Preferred Shares as set forth in the Company’s certificate of incorporation.

(b) In the event of any recapitalization, stock split, stock dividend, reverse stock split, issuance of capital stock of the Company after the date hereof, distribution by the Company upon its capital stock or similar event, the Company and the Holder shall negotiate in good faith to adjust the Conversion Price to equitably preserve the value of the Note after giving effect to such issuance or distribution.

(c) The Company shall reserve, until this Note has been fully repaid or converted into securities in accordance herewith, such Class A‑1 Preferred Shares as the Holder is entitled to receive upon conversion of this Note in accordance with this Section 3.  Prior to the issuance of any Class A‑1 Preferred Shares (or any instrument exercisable for or converted into equity securities) and whenever otherwise required, the Company will amend its certificate of incorporation to ensure that there is a sufficient quantity of such securities into which this Note can be converted.

(d) The Class A‑1 Preferred Shares shall have substantially all of the same rights, properties and privileges of the Class A Preferred Stock, except that such Class A‑1 Preferred Shares shall (i) contain only standard anti-dilution adjustments, (ii) contain no conversion price adjustment set forth in Section 6(e) of the Class A Preferred Stock, (iii) not in the aggregate be convertible (when aggregated with any other issuances of the Company’s to the extent required pursuant to applicable NASDAQ listing rules) into more than 1,610,620 shares of the common stock of the Company (subject to adjustment for stock splits and combinations), and (iv) have as-converted voting rights only to the extent such shares are convertible into common stock, unless permitted to do so in compliance with applicable NASDAQ listing rules.  Such Class A‑1 Preferred Shares will contain covenants obligating the company to obtain shareholder approval to the extent required to allow full conversion and voting rights of all Class A‑1 Preferred Shares.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as follows:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under, and by virtue of, the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

(b) The Company has reserved 4,500,000 Class A‑1 Preferred Shares for possible issuance upon the conversion of this Note (the “Conversion Shares”).  There are no options, warrants, conversion privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the Conversion Shares.

(c) All corporate action on the part of the Company and its officers, directors and stockholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under this Note, (b) the authorization, issuance, execution and delivery of this Note by the Company and (c) the authorization, issuance, reservation for issuance and delivery by the Company of all of the Conversion Shares has been taken.  This Note constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.  All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Note and the consummation of the transactions contemplated hereby have been obtained.

(d) The outstanding shares of the capital stock of the Company are duly and validly issued, fully paid and non-assessable, and such shares of such capital stock, and all outstanding options and other securities of the Company have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom, and all other provisions of applicable federal and state securities laws, including, without limitation, anti-fraud provisions.

(e) As of the date hereof, the Company has duly authorized, executed and issued to the Holder valid and legally binding warrants convertible, at the option of the Holder, into 500,000 shares of the common stock of the Company, at a price of $3.00 per share.  Such warrants have been issued in full compliance with the registration and prospectus delivery requirements of the Act and the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom, and all other provisions of applicable federal and state securities laws, including, without limitation, anti-fraud provisions.

5. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

(a) The Holder acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of the Company with its officers.  The Holder further acknowledges having had access to information about the Company that it has requested.  The Holder acknowledges that it is able to fend for itself in the transactions contemplated by this Note and has the ability to bear the economic risks of its investment pursuant to this Note.

(b) This Note and the securities issuable upon exercise or conversion thereof will be acquired by the Holder for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

(c) The Holder understands that the issuance of this Note will not be registered under the Act on the grounds that the issuance provided for in this Note is exempt from registration under of the Act, and that the reliance of the Company on such exemption is predicated in part on the Holder’s representations set forth in this Note.  The Holder understands that this Note and the securities issuable upon exercise or conversion thereof are restricted securities within the meaning of Rule 144 under the Act, and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

6. Default. For purposes of this Note, the term “Event of Default” shall include any of the following:
(a) the Company shall fail to pay any principal of any Note, any interest or any other amounts payable hereunder when the same shall become due and payable;
(b) any representation or warranty made by the Company under or in connection with this Note shall prove to have been incorrect when made; or

(c) the filing of a petition in bankruptcy or under any similar insolvency law by the Company, the making of an assignment for the benefit of creditors, or if any involuntary petition in bankruptcy or under any similar insolvency law is filed against the Company and such petition is not dismissed within sixty (60) days after the filing thereof.

After the occurrence of an Event of Default, the Holder may, at its option, (or in the case of an Event of Default under clause (c) above, will automatically) accelerate repayment of the outstanding principal balance, together with interest thereon in which case, subject to the provisions of Section 7 below, all such amounts due hereunder shall be due and payable immediately (whether in cash, in kind or pursuant to a conversion into Class A Preferred Shares in accordance with Section 3 below).

7. Subordination.
(a) Definitions. For purposes of this Section 7, the following terms shall have the meanings set forth below:

“Enforcement Action” shall mean (a) to take from or for the account of the Company or any other person or entity, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing with respect to all or any portion of the Subordinated Obligations, (b) to initiate or participate with others in any suit, action or proceeding against the Company or any other person or entity to (i) to sue for or enforce payment of the whole or any portion of the Subordinated Obligations, (ii) commence or join with other persons or entities to commence a Proceeding, or (iii) commence judicial enforcement of any of the rights and remedies under this Agreement, any other applicable document or agreement, or applicable law with respect to all or any portion of the Subordinated Obligations, (c) to accelerate all or any portion of the Subordinated Obligations, (d) to take any action to enforce any rights or remedies with respect to all or any portion of the Subordinated Obligations, (e) to exercise any put option or to cause the Company or any other person or entity to honor any redemption or mandatory prepayment of all or any portion of the Subordinated Obligations, or (f) to take any action with respect to all or any portion of the Subordinated Obligations under the provisions of any state, federal or other law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Company or any other person or entity.  For the avoidance of doubt, the conversion of the Subordinated Obligations, in whole or in part, into Class A‑1 Preferred Shares in accordance with Section 3 and the receipt of payments permitted under clause (c) of this Section 7 shall not constitute an Enforcement Action.

“Payment in Full” or “Paid in Full” means all of the Senior Debt (other than unasserted contingent indemnification obligations) has been indefeasibly paid in full in cash and all of the commitments to lend under each of the Senior Debt Agreements have been terminated

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up thereof.

“Refinancing Senior Debt Agreements” shall mean any agreements, instruments and documents which evidence the refinancing or replacement, in whole or in part, of any of the Senior Debt.

“Senior Creditors” shall mean the Senior Term Agent, the Senior Lenders and any other holder of all or any portion of the Senior Debt.

“Senior Debt” shall mean all Senior Term Debt and all Senior Revolving Debt.

“Senior Debt Agreements” shall mean (i) the Senior Term Debt Agreements and (ii) the Senior Revolving Debt Agreements.

“Senior Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of January 28, 2016, by and between Senior Term Agent and Senior Revolving Lender, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Senior Lenders” shall mean the Senior Term Lenders and the Senior Revolving Lender

“Senior Revolving Credit Agreement” shall mean that certain Credit and Security Agreement, dated as of January 28, 2016, as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time, among the Company, as a “Borrower”, the other parties thereto as “Borrowers” and “Guarantors”, and Wells Fargo Bank, National Association, as “Lender”.

“Senior Revolving Debt” shall mean all “Obligations” (as defined in the Senior Revolving Credit Agreement), together with all other obligations, liabilities and indebtedness of every nature of the Company or any other Loan Party (as defined in the Senior Revolving Credit Agreement) from time to time owing under any and all of the Senior Revolving Debt Agreements, in each case, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder, in each case together with any interest, fees, expenses or other amounts accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, expenses or other amounts are an allowed claim.

“Senior Revolving Debt Agreements” shall mean (i) the Senior Revolving Credit Agreement, together with any agreements, instruments and documents related thereto and executed in connection therewith, and (ii) any applicable Refinancing Senior Debt Agreements, in each case as such agreements, instruments and documents may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time.

“Senior Revolving Lender” shall mean Wells Fargo Bank, National Association, as the lender under the Senior Revolving Credit Agreement, together with its successors and assigns in such capacity.

“Senior Term Agent” shall mean TCW Asset Management Company, as administrative agent for the Term Lenders under the Senior Term Credit Agreement (or any other applicable Senior Debt Agreement), together with its successors and assigns in such capacity.

“Senior Term Credit Agreement” shall mean that certain Credit and Security Agreement, dated as of January 28, 2016 and as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time, among the Company, as a “Borrower”, the other parties thereto as “Borrowers” and “Guarantors”, the Senior Term Lenders and the Senior Term Agent.

“Senior Term Debt” shall mean all “Obligations” (as defined in the Senior Term Credit Agreement), together with all other obligations, liabilities and indebtedness of every nature of the Company or any other Loan Party (as defined in the Senior Term Credit Agreement) from time to time owing under any and all of the Senior Term Debt Agreements, in each case, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder, in each case together with any interest, fees, expenses or other amounts accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, expenses or other amounts are an allowed claim.

“Senior Term Debt Agreements” shall mean (i) the Senior Term Credit Agreement, together with any agreements, instruments and documents related thereto and executed in connection therewith, and (ii) any applicable Refinancing Senior Debt Agreements, in each case as such agreements, instruments and documents may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time.

“Senior Term Lenders” means the lenders from time to time party to the Senior Term Credit Agreement.

“Subordinated Creditors” shall mean the Holder and any other holder of all or any portion of the Subordinated Obligations.

“Subordinated Obligations” shall mean all amounts (including, without limitation, all principal, interest, premiums, indemnities, reimbursements and other payments) payable by the Company or any other person or entity with respect to this Note, together with all other obligations, liabilities and indebtedness of every nature of the Company or any other person or entity from time to time owing in connection with this Note, in each case, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder, in each case together with any interest, fees, expenses or other amounts accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, expenses or other amounts are an allowed claim.

“Subordination Provisions” shall mean each of the terns, conditions and other provisions set forth in this Section 7.

(b) Company covenants and agrees, and each Subordinated Creditor likewise covenants and agrees, notwithstanding anything to the contrary contained in this Note, that the payment of all of the Subordinated Obligations shall be subordinate and subject in right and time of payment, to the extent and in the manner set forth in the Subordination Provisions, to the prior Payment in Full of all of the Senior Debt.  Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the Subordination Provisions.

(c) No payments of any or all of the Subordinated Obligations, including, without limitation, principal, interest, fees or other amounts, whether mandatory or voluntary, whether by setoff or otherwise, shall be made by the Company or any other person or entity, or accepted by any Subordinated Creditor, unless and until all of the Senior Debt has been Paid in Full; provided, that the foregoing restrictions shall not prohibit (i) the payment of accrued interest in kind (but not in cash) in accordance with Section 2, (ii) the repayment of the Subordinated Obligations, in whole or in part, in cash, solely from the proceeds of a substantially concurrent Excluded Equity Issuance (as defined in the Senior Term Credit Agreement) prior to the Maturity Date or (iii) conversion of the Subordinated Obligations, in whole or in part, into Class A‑1 Preferred Shares in accordance with Section 3.

(d) If any payment or distribution of assets on account of all or any portion of the Subordinated Obligations not permitted to be made or accepted pursuant to the Subordination Provisions is made and received by or on behalf of any Subordinated Creditor, such payment or distribution of assets shall not be commingled with any of the assets of any Subordinated Creditor, shall be held in trust by the applicable Subordinated Creditor for the benefit of the Senior Creditors and shall be promptly paid over to the Senior Term Agent (or if the Senior Term Debt has been Paid in Full, to the Senior Revolving Lender) for application (in accordance with the Senior Debt Agreements and the Senior Intercreditor Agreement) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt has been Paid in Full.

(e) Until all of the Senior Debt has been Paid in Full, no Subordinated Creditor shall, without the prior written consent of Senior Term Agent and Senior Revolving Lender, take any Enforcement Action.  Any payments or distributions of assets or other proceeds of any Enforcement Action obtained by any Subordinated Creditor in violation of the foregoing prohibition shall in any event be held in trust by the applicable Subordinated Creditor for the benefit of the Senior Creditors and shall be promptly paid over to the Senior Term Agent (or if the Senior Term Debt has been Paid in Full, to the Senior Revolving Lender) for application (in accordance with the Senior Debt Agreements and the Senior Intercreditor Agreement) to the payment of the Senior Debt then remaining unpaid, until all of the until all of the Senior Debt has been Paid in Full.  Without limiting the foregoing, no Subordinated Creditor shall offset against, or otherwise deduct from, any amount owing by any Subordinated Creditor to Company or any other person or entity, any amount owing with respect to the Subordinated Obligations.

(f) In the event of any Proceeding involving the Company or any other obligor of all or any portion of the Subordinated Obligations: (i) all Senior Debt shall first be Paid in Full before any payment or distribution of assets, whether in cash, securities or other property, shall be made to any Subordinated Creditor with respect to all or any portion of the Subordinated Obligations; and (ii) any payment or distribution of assets of the Company or any other obligor of all or any portion of the Subordinated Obligations, whether in cash, securities or other property which would otherwise, but for the terms of the Subordination Provisions, be payable or deliverable in respect of Subordinated Obligations shall be paid or delivered directly to the Senior Term Agent (or if the Senior Term Debt has been Paid in Full, to the Senior Revolving Lender) for application (in accordance with the Senior Debt Agreements and the Senior Intercreditor Agreement) to the Senior Debt until all of the Senior Debt has been Paid in Full; each Subordinated Creditor hereby irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other person or entity having authority, to pay or otherwise deliver all such payments and distributions to the Senior Term Agent (or if the Senior Term Debt has been Paid in Full, to the Senior Revolving Lender).

(g) All rights and interest of the Senior Creditors, and all agreements and obligations of the Company and the Subordinated Creditors under each of the Subordination Provisions, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any Senior Debt Agreements; (ii) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any release or consent to departure from any of the Senior Debt Agreements; (iii) any exchange, release or non-perfection of any collateral for all or any of the Senior Debt; (iv) any failure of any Senior Creditor to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of any Senior Debt Agreement; (v) any reduction, limitation, impairment or termination of any Senior Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Company and each Subordinated Creditor hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Debt; and (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or any other person or entity in respect of any Senior Debt or any Subordinated Creditor of any of the Subordination Provisions.

(h) Each Subordinated Creditor acknowledges and agrees that the Senior Creditors may in accordance with the terms of the Senior Debt Agreements, without notice or demand and without negatively affecting or impairing any rights or remedies of any Senior Creditor under the Subordination Provisions and without limiting any obligations of any Subordinated Creditor under the Subordination Provisions: (i) amend, restate, supplement, replace, refinance or otherwise modify any or all of the Senior Debt Agreements; (ii) take or hold security for the payment of any or all of the Senior Debt and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Senior Creditors, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors with respect to all or any portion of the Senior Debt; and (v) exercise or refrain from exercising any rights against the Company or any other person or entity with respect to all or any portion of the Senior Debt.  All of the Senior Debt shall continue to be treated as Senior Debt and all of the Subordination Provisions shall continue to govern the relative rights and priorities of the Senior Creditors, on the one hand, and the Subordinated Creditors, on the other, even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed for any reason whatsoever.

(i) Each Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of all or any portion of the Senior Debt or any liens and security interests securing all or any portion of the Senior Debt.  Each Subordinated Creditor agrees not to initiate or commence any Proceeding involving the Company or any other obligor of all or any portion of the Subordinated Obligations.

(j) Each Subordinated Creditor agrees that, until all of the Senior Debt has been Paid in Full, all of the Subordinated Obligations shall be unsecured obligations and no person or entity, other than the Company, shall guaranty or otherwise be obligated with respect to all or any portion of the Subordinated Obligations.  Any liens and security interests of any Subordinated Creditor securing all or any portion of the Subordinated Obligations, and/or any such guaranties of all or any portion of the Subordinated Obligations, which may exist in breach of the immediately preceding sentence shall be and hereby are subordinated for all purposes and in all respects to all of the liens and security interests of the Senior Creditors and to all of the Senior Debt, regardless of the time, manner or order of perfection of any such liens and security interests, guaranties and/or the Senior Debt.  In the event that any Subordinated Creditor shall at any time have any liens or security interests in respect of all or any portion of the Subordinated Obligations, Senior Term Agent and Senior Revolving Lender shall each be deemed irrevocably authorized by each Subordinated Creditor to file UCC termination statements sufficient to terminate any and all such liens and security interests in favor of any and all Subordinated Creditors, and each Subordinated Creditor shall promptly execute and deliver to each of Senior Term Agent and Senior Revolving Lender, upon its request therefore, such releases and terminations as Senior Term Agent or Senior Revolving Lender shall request to effect the release of such liens and security interests and/or of such guaranties of such Subordinated Creditor.  In furtherance of the foregoing and the other Subordination Provisions, each Subordinated Creditor hereby irrevocably appoints each of Senior Term Agent and Senior Revolving Lender its attorney-in-fact, with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise, to execute and deliver any document or instrument which such Subordinated Creditor may be required to deliver pursuant to this paragraph or any of the other Subordination Provisions.

(k) If, at any time, all or part of any payment with respect to Senior Debt theretofore made by the Company or any other person or entity is rescinded or must otherwise be returned by any Senior Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any other person or entity), the Subordination Provisions shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made and such rescinded or returned payment shall continue to be treated as Senior Debt for all purposes of the Subordination Provisions.

(l) Until all of the Senior Debt has been Paid in Full, without the prior written consent of each of Senior Term Agent and Senior Revolving Lender, none of the Subordination Provisions may be amended, modified, supplemented or waived.  Each Senior Creditor is an intended third party beneficiary of all of the terms of the Subordination Provisions and each Senior Creditor may directly enforce each of the Subordination Provisions against each Subordinated Creditor and each other applicable person or entity. Each Subordinated Creditor (including, without limitation, any assignee of any or all or the Subordinated Obligations) shall at all times be bound by all of the Subordination Provisions as a Subordinated Creditor.

8. Miscellaneous.

(a) The Company hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

(b) The Holder shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Holder and then only to the extent specifically set forth in such writing.  A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  No delay or omission of the Holder to exercise any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Holder of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

(c) Time is of the essence hereof.  Upon any Event of Default, subject to the provisions of Section 7, the Holder may exercise all rights and remedies provided for herein and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

(d) The remedies of the Holder as provided herein, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at the Holder’s sole and absolute discretion, and may be exercised as often as occasion therefor shall occur.

(e) The Company shall, subject to the provisions of Section 7, pay all costs, including attorneys’ fees, incurred by the Holder in the preparation and administration of this Note and in connection with the transactions contemplated hereby, including any amendments or other modifications of this Note and including any such costs incurred in collecting any amounts, interpreting, enforcing or protecting the Holder’s rights under this Note.

(f) If any provisions of this Note would require the Company to pay interest hereon at a rate exceeding the highest rate allowed by applicable law, the Company shall instead pay interest under this Note at the highest rate permitted by applicable law.

(g) This Note shall be governed by and construed in accordance with and the laws of the State of New York applicable to contracts wholly made and performed in the State of New York.

[Signature page follows].

IN WITNESS WHEREOF, each of the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

DIFFERENTIAL BRANDS GROUP INC.

By:	/s/ Michael Buckley
Name: Michael Buckley
Title: CEO

[Signature Page to Convertible Promissory Note]

Accepted and Agreed:

TENGRAM CAPITAL FUND II, L.P.

By:	/s/ William Sweedler
Name: William Sweedler
Title: Managing Member

[Signature Page to Convertible Promissory Note]

PAYMENTS OF PRINCIPAL

Date	Amount of Note	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Annex C

CERTIFICATE OF DESIGNATION

OF

10.0% SERIES A‑1 CONVERTIBLE PREFERRED STOCK

OF

DIFFERENTIAL BRANDS GROUP INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Differential Brands Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter, the “Corporation”), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Corporation (or a duly authorized committee thereof) as required by Section 151 of the General Corporation Law of the State of Delaware:

“NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of the certificate of incorporation of the Corporation, there is hereby created and provided out of the authorized but unissued preferred stock, par value $0.10 per share, of the Corporation (“Preferred Stock”), a new series of Preferred Stock, and there is hereby stated and fixed the number of shares constituting such series and the designation of such series and the powers (including voting powers), if any, of such series and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions, if any, of such series as follows:

Series A‑1 Convertible Preferred Stock:

Section 1.           Designation and Amount.  The shares of such series shall be designated as shares of “10.0% Series A‑1 Convertible Preferred Stock,” par value $0.10 per share, of the Corporation (the “Series A‑1 Preferred Stock”), and the number of shares constituting such series shall be four million, three-hundred thirty-three thousand, three-hundred thirty-three (4,333,333).

Section 2.            Definitions.  The following terms shall have the following meanings for purposes of this Certificate of Designation (as the same may be amended or amended and restated from time to time, this “Certificate of Designation”):

(a) “Annual Dividend Amount” shall have the meaning set forth in Section 3(a).
(b) “Board of Directors” shall mean the Board of Directors of the Corporation.
(c) “Certificate of Designation” shall have the meaning set forth in Section 2.
(d) “Common Stock” shall mean the common stock, par value $0.10 per share, of the Corporation.
(e) “Conversion Date” shall have the meaning set forth in Section 6(b).
(f) “Conversion Notice” shall have the meaning set forth in Section 6(b).
(g) “Conversion Price” shall mean $3.00, as such amount may be adjusted pursuant to the terms herein.

(h) “Convertible Securities” shall mean any shares of capital stock or other securities of the Corporation convertible into or exchangeable or exercisable for shares of Common Stock, but excluding Options.

(i) “Corporation” shall have the meaning set forth in the preamble.
(j) “Dividend Rate” shall mean 10.0% per annum.

(k) “Dividend Reference Date” shall have the meaning set forth in Section 3(a).

(l) “Liquidation Event” shall mean (a) any termination, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, (b) the consolidation or merger of the Corporation into or with another Person or Persons (other than any such transactions in which the holders of a majority of the Voting Stock in the Corporation (measured by voting power rather than the number of shares and without distinction as to any series or class of Voting Stock) immediately before such transaction hold a majority of the Voting Stock in the surviving Person (measured by voting power rather than the number of shares and without distinction as to any series or class of Voting Stock) immediately after such transaction), or (c) the sale, lease, exchange, exclusive license or other disposition of all or substantially all of the assets (including capital stock of Subsidiaries) or capital stock of the Corporation (determined on a consolidated basis) shall each be deemed a Liquidation Event.

(m) “Liquidation Preference” with respect to each share of Series A‑1 Preferred Stock shall mean, on any date, an amount equal to the Original Issue Price, plus accumulated and accrued dividends thereon through such date.

(n) “Liquidation Proceeds” shall mean the assets of the Corporation legally available for distribution to its stockholders upon the occurrence of a Liquidation Event.
(o) “NASDAQ” shall mean Nasdaq Capital Market.
(p) “Options” shall mean options, warrants or rights to purchase shares of Common Stock or Convertible Securities.
(q) “Original Issue Date” shall mean the first date on which one or more shares of Series A‑1 Preferred Stock is/are issued by the Corporation.
(r) “Original Issue Price” shall mean $3.00 per share of Series A‑1 Preferred Stock.
(s) “Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity.
(t) “Preferred Stock” shall have the meaning set forth in the preamble.

(u) “Reference Closing Price” shall mean $2.98, representing the closing price per share of Common Stock on July 15, 2016, as such amount may be adjusted in the discretion of the Board of Directors to take into account any stock dividend, stock split or combination, or other similar recapitalization.

(v) “Series A‑1 Dividends” shall have the meaning set forth in Section 3.
(w) “Series A‑1 Preferred Stock” shall have the meaning set forth in Section 1.

(x) “Subsidiary” shall mean, with respect to the Corporation, any corporation, limited liability company, partnership, association, trust or other entity the accounts of which would be consolidated in the Corporation’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity (or, in the case of a partnership, more than 50% of the general partnership interests) or more than 50% of the Voting Stock (measured by voting power rather than the number of shares and without distinction as to any series or class of Voting Stock) are, as of such date, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

(y) “Voting Stock” means, with respect to any Person, capital stock of such Person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person.

Section 3.             Dividends.

(a) Each holder of the Series A‑1 Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors or a duly authorized committee thereof out of funds of the Corporation legally available therefor, at an annual rate equal to the Dividend Rate on the Liquidation Preference (including all accumulated dividends thereon, but not accrued dividends that have not accumulated) of each share of the Series A‑1 Preferred Stock (the “Annual Dividend Amount”).  Such dividends shall be payable solely in cash (to the extent actually paid), shall be cumulative and shall accrue (whether or not earned or declared, whether or not there are funds legally available for the payment thereof and whether or not restricted by the terms of any of the Corporation’s indebtedness outstanding at any time) from and including the date each share is issued to and including the first to occur of (i) the date on which the Liquidation Preference (including all accumulated dividends thereon) of such share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or (ii) the date on which such share is otherwise acquired by the Corporation, including upon conversion in accordance with Section 6 hereof.  To the extent not paid in cash on March 31, June 30, September 30 and December 31 of each year (each, a “Dividend Reference Date”), all dividends which have accrued on each share outstanding during the calendar quarter preceding the applicable Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share until paid to the holder thereof.

(b) The dividend payment period for any dividend payable or accumulating on Dividend Reference Date shall be the period beginning on the immediately preceding Dividend Reference Date (or on the issue date if the applicable share is first issued at some time after the immediately preceding Dividend Reference Date) and ending on the day preceding such applicable Dividend Reference Date.  If any date on which a cash dividend is declared in respect of the Series A‑1 Preferred Stock is not a Business Day, such payment shall be made on the next day that is a Business Day.

(c) Any dividends paid in cash shall be payable to the holders of record of the Series A‑1 Preferred Stock as they appear on the stock transfer books of the Corporation at the close of business on the day the dividend is declared, or such other date that the Board of Directors designates that is not more than thirty (30) nor less than ten (10) days prior to such date.  Dividends paid on the shares of the Series A‑1 Preferred Stock in an amount less than accumulated and unpaid dividends payable thereon shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d) In addition to the dividends specified in Section 3(a) and subject to compliance with Section 3(e), if the Board of Directors declares or pays a dividend on the Common Stock, then the Board of Directors shall declare and pay to the record holders of the Series A‑1 Preferred Stock a cash dividend in an amount per share of Series A‑1 Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of whole shares of Common Stock into which such share of Series A‑1 Preferred Stock would then be convertible in accordance with Section 6 hereof.

(e) So long as any shares of Series A‑1 Preferred Stock shall be outstanding, unless all accumulated, accrued and unpaid dividends on the Series A‑1 Preferred Stock have been declared and paid or set apart for payment, the Corporation shall not (i) declare or pay, or set aside any amounts for payment of, any dividend or distribution on any other class or series of capital stock of the Corporation, whether in cash, property or otherwise (other than dividends or distributions in respect of outstanding shares of Common Stock for which an adjustment is made pursuant to Section 6(f) or Section 6(g) hereof) or (ii) purchase or redeem, or permit any Subsidiary to purchase or redeem, any shares of any other class or series of capital stock of the Corporation (except by conversion into or exchange solely for shares of Common Stock), or pay or make available any monies for a sinking fund for the purchase or redemption of shares of any other class or series of capital stock of the Corporation.

Section 4.             Voting Rights.

(a) General.  Subject to Section 6(m), on any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), in addition to any voting rights provided by applicable law, each holder of outstanding shares of Series A‑1 Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of

Common Stock into which the shares of Series A‑1 Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter; provided, however, that in no event shall such holder be entitled to cast a number of votes that, at any given time, exceeds the quotient obtained by dividing (i) the product of (A) the number of outstanding shares of Series A‑1 Preferred Stock held by such holder at such time, multiplied by (B) the Original Issue Price, by (ii) the Reference Closing Price.  Except as provided by law or by the other provisions of the certificate of incorporation of the Corporation, holders of Series A¬1 Preferred Stock shall vote together with the holders of Common Stock as a single class.

(b) Series A‑1 Preferred Stock Protective Provisions.  For so long as at least 50% of the shares of Series A‑1 Preferred Stock issued on the Original Issue Date remain outstanding, the Corporation shall not, at any time or from time to time following the Original Issue Date, without the prior vote or written consent of the holders of at least a majority of the shares of Series A‑1 Preferred Stock then outstanding, voting separately as a single class:

(i)         change, amend, alter or repeal any provision of the certificate of incorporation or bylaws of the Corporation, whether by merger, consolidation or otherwise, if such change, amendment, alteration or repeal would adversely affect the powers, obligations, preferences or relative, participating, optional, special or other rights of the holders of the Series A‑1 Preferred Stock or the qualifications, limitations or restrictions of the holders of the Series A‑1 Preferred Stock;

(ii)        (x) authorize, issue, create or designate any series of capital stock of the Corporation pursuant to the provisions of the certificate of incorporation of the Corporation ranking senior or pani passu to the Series A‑1 Preferred Stock (1) as to dividends or other distributions or (2) upon a liquidation, dissolution or winding up of the Corporation; or (y) permit any Subsidiary of the Corporation to authorize, issue, create or designate any class or series of capital stock of such Subsidiary other than an issuance of capital stock to the Corporation or any other wholly-owned Subsidiary of the Corporation; or

(iii)       take any action to liquidate, dissolve or wind-up the business and affairs of the Corporation or consent to any of the foregoing.

Any action required or permitted to be taken at any meeting of the holders of Series A‑1 Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding shares of Series A‑1 Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all outstanding shares of Series A‑1 Preferred Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Series A‑1 Preferred Stock shall, to the extent required by law, be given to those holders of Series A‑1 Preferred Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Series A‑1 Preferred Stock to take the action were delivered to the Corporation.

Section 5.             Liquidation.  Upon any Liquidation Event, the holders of any outstanding shares of Series A‑1 Preferred Stock shall be entitled to receive out of the Liquidation Proceeds, prior and in preference to the holders of any other class or series of capital stock of the Corporation, an amount per share of Series A‑1 Preferred Stock equal to the greater of (a) the Liquidation Preference on the date of determination and (b) the amount that would be payable to the holders of Series A‑1 Preferred Stock if such holders had converted all outstanding shares of Series A‑1 Preferred Stock into shares of Common Stock pursuant to Section 6 hereof immediately prior to such Liquidation Event.  If, upon the occurrence of any Liquidation Event, the Liquidation Proceeds thus distributed among the holders of any outstanding shares of Series A‑1 Preferred Stock shall be insufficient to permit the payment in full to the holders of the outstanding shares of Series A‑1 Preferred Stock of the preferential amounts to which they are entitled, then the entire Liquidation Proceeds shall be distributed ratably among the holders of the outstanding shares of Series A‑1 Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive.

Section 6.             Conversion.

(a) Right to Convert; Conversion Ratio.  Subject to Section 6(m), each share of Series A‑1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Issue Price (plus, at the option of the holder as set forth in Section 6(d), the amount of accrued and unpaid dividends thereon, as of the Conversion Date) by the Conversion Price in effect at the time of conversion.  Such initial Conversion Price, and the rate at which shares of Series A‑1 Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below; provided, however, that no adjustment will be made for any event in which an adjustment has already been provided under this Section 6; provided, further, that if any event occurs that would result in an adjustment under more than one subsection of this Section 6, the subsection that results in the most favorable adjustment to the holders of Series A‑1 Preferred Stock shall control.

(b) Mechanics of Conversion.  Before any holder of shares of Series A‑1 Preferred Stock shall be entitled to receive stock certificate(s) representing the shares of Common Stock into which such shares of Series A‑1 Preferred Stock shall have been converted pursuant to this Section 6, such holder shall have surrendered the stock certificate(s) representing such shares of Series A‑1 Preferred Stock to the Corporation, duly indorsed for transfer to the Corporation and accompanied by written notice substantially in the form set forth in Annex A attached hereto (the “Conversion Notice”).  The Corporation shall, on a date as soon as practicable, and in no event later than three (3) trading days after the delivery of said stock certificate(s) and Conversion Notice to the Corporation (such date, the “Conversion Date”), issue and deliver to such holder, or the nominee or nominees of such holder, stock certificate(s) or evidence of book entry credits, if requested by the holder converting such shares, representing the number of shares of Common Stock to which such holder shall be entitled under this Section 6, and the stock certificate(s) representing the share(s) of Series A‑1 Preferred Stock so surrendered shall be cancelled.  In the event that there shall have been surrendered stock certificate (s) representing shares of Series A‑1 Preferred Stock, only a portion of which shall have been converted pursuant to this Section 6,  then the Corporation shall also issue and deliver to such holder, or the nominee or nominees of such holder, stock certificate(s) representing the number of share(s) of Series A‑1 Preferred Stock that shall not have been converted pursuant to this Section 6.  The person(s) entitled to receive share(s) of Common Stock issuable upon conversion of share(s) of Series A‑1 Preferred Stock pursuant to this Section 6 shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(c) Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Series A‑1 Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation.  Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A‑1 Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(d) Effect of Conversion.  All shares of Series A‑1 Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate upon conversion, except only the right of the holders thereof to receive (i) shares of Common Stock in exchange therefor, (ii) payment of cash in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Section 6(c) and (iii) payment in cash or additional shares of Common Stock, at the option of the holder and specified in the Conversion Notice, of any accrued but unpaid dividends thereon.  Any shares of Series A‑1 Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A‑1 Preferred Stock accordingly.

(e) Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding.  If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.  Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f) Adjustment for Certain Dividends and Distributions.  In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(i)        the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii)        the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (A) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions, and (B) no such adjustment shall be made if the holders of Series A‑1 Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A‑1 Preferred Stock had been converted into Common Stock on the date of such event.

(g) Adjustments for Other Dividends and Distributions.  In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in rights, then and in each such event the holders of Series A‑1 Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or rights in an amount equal to the amount of such securities or rights as they would have received if all outstanding shares of Series A‑1 Preferred Stock had been converted into Common Stock in accordance with Section 6 hereof on the date of such event.

(h) Consolidation, Merger, Sale or Reclassification.  In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease, exchange, exclusive license or other disposition to another corporation of the assets of the Corporation as an entirety or substantially as an entirety (where there is a change in or distribution with respect to the Common Stock), or any reclassification of the capital stock of the Corporation, each share of Series A‑1 Preferred Stock shall after the date of such consolidation, merger, sale, lease, exchange, exclusive license or other disposition or reclassification be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease, exchange, exclusive license or other disposition or reclassification) upon conversion of such share of Series A‑1 Preferred Stock would have been entitled upon such consolidation, merger, sale, lease, lease, exchange, exclusive license or other disposition or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of Series A‑1 Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A‑1 Preferred Stock.  If the Corporation shall propose to take any action of the type described in this clause (i), the Corporation shall give notice to each record holder of Series A‑1 Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known on the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series A‑1 Preferred Stock.  In the case of any action that would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to taking such proposed action.

(i) Statement Regarding Adjustments.  Whenever a Conversion Price shall be adjusted, the Corporation shall forthwith file, at the office of any transfer agent for the Series A‑1 Preferred Stock and at the principal office of the Corporation, a statement showing in reasonable detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent to each record holder of Series A‑1 Preferred Stock.  Each such statement shall be signed by the chief financial officer of the Corporation.

(j) Notice to Holders.  All notices permitted or required to be sent by the Corporation to the Holders pursuant to this Certificate of Designation shall be sent by overnight courier or first class certified mail, postage prepaid, to the holders of Series A‑1 Preferred Stock at the addresses appearing on the Corporation’s records.

(k) Treasury Stock. The sale or other disposition of any Common Stock theretofore held in the Corporation’s treasury shall be deemed to be an issuance thereof.

(l) Costs.  The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A‑1 Preferred Stock; provided, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer and involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of record of the shares of Series A‑1 Preferred Stock in respect of which such shares are being issued, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the reasonable satisfaction of the Corporation that such tax has been or will be paid.

(m) NASDAQ.  Notwithstanding the foregoing, in the event that any conversion of any shares of Series A‑1 Preferred Stock into shares of Common Stock as provided hereunder would, when aggregated with any other issuances of the Company to the extent required pursuant to applicable NASDAQ listing rules, be greater than or equal to 1,610,620 shares of Common Stock (subject to adjustment for stock splits and combinations), then each such share of Series A‑1 Preferred Stock shall have voting rights equal to the fraction whose numerator is 1,610,620 and whose denominator is the number of shares of Series A‑1 Preferred Stock converted into shares of Common Stock as provided hereunder (such shares, “Limited Voting Rights Shares”) until the Corporation has complied with NASDAQ listing rules.  To the extent that any shares of Series A‑1 Preferred Stock are Limited Voting Rights Shares, the Corporation shall take all action necessary to promptly seek the required approval of its stockholders under Nasdaq Stock Market Rule 5635 (and its successor) so as to permit such Limited Voting Rights Shares to have the voting rights of shares of Series A‑1 Preferred Stock as contemplated by Section 4(a) hereof.  Further, notwithstanding anything to the contrary herein, no holder of shares of Series A‑1 Preferred Stock shall have any right to, and no holder of shares of Series A‑1 Preferred Stock may, exercise any right to convert such shares of Series A‑1 Preferred Stock into shares of Common Stock unless and until any shareholder approval of the Corporation required under applicable NASDAQ listing rules has been obtained.

Section 7.             Reservation of Shares.

(a) The Corporation shall at all times keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of Series A‑1 Preferred Stock as required by this Certificate of Designation from time to time as shares of Series A‑1 Preferred Stock are presented for conversion.

(b) All Common Stock delivered upon conversion of the Series A‑1 Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

Section 8.             Maturity.  The Series A‑1 Preferred Stock shall be perpetual unless converted or liquidated in accordance with this Certificate of Designation.

Section 9.             Redemption.  The Series A‑1 Preferred Stock shall not be redeemable either at the Corporation’s option or at the option of holders of the Series A‑1 Preferred Stock at any time.

Section 10.           Amendment.  No provision of this Certificate of Designation may be amended, except in a written instrument signed by the Corporation and record holders of a majority of the shares of Series A‑1 Preferred Stock then outstanding.  Any of the rights of the holders of Series A‑1 Preferred Stock set forth herein may be waived by the affirmative vote of such holders holding a majority of the shares of Series A‑1 Preferred Stock then outstanding.  No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designation shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation of the 10% Series A‑1 Convertible Preferred Stock of Differential Brands Group Inc. on this [_____] day of [____________].

DIFFERENTIAL BRANDS GROUP INC.

By:
Name:
Title:

NOTICE TO EXERCISE CONVERSION RIGHT

The undersigned, being a holder of the 10.0% Series A‑1 Convertible Preferred Stock of Differential Brands Group Inc. (the “Series A‑1 Preferred Stock”) exercises the right to convert __________ outstanding shares of Series A‑1 Preferred Stock on ____________, _____, into shares of Common Stock of Differential Brands Group Inc., [upon the occurrence of [name consolidation or merger of the Corporation or sale of all or substantially all of the assets of the Corporation or recapitalization of the Corporation] on or prior to [insert date]] in accordance with the terms of the shares of Series A‑1 Preferred Stock, and directs that the shares issuable and deliverable upon the conversion be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below.

By checking this box ☐ the undersigned holder hereby elects to receive cash in lieu of additional shares of Common Stock in respect of any accrued and unpaid dividends on each share of Series A‑1 Preferred Stock being converted pursuant to this notice.

Dated: [At least one Business Day prior to the date fixed for conversion]

Fill in for registration of
shares of Common Stock
if to be issued otherwise
than to the registered
holder:

Name

Address

Please print name and	(Signature)
address, including postal
code number

(continued from other side)

I/We hereby revoke any other proxy to vote at the Annual Meeting, and hereby ratify and confirm all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted “FOR” each proposal. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 4 AND 5 AND FOR “THREE YEARS” IN PROPOSAL 3.

I/We hereby acknowledge receipt of the Notice of 2017 Annual Meeting of Stockholders, Proxy Statement and 2016 Annual Report, and hereby revoke any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the 2017 annual meeting of stockholders and voting in person.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

DIFFERENTIAL BRANDS GROUP INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, NOVEMBER 30, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of 2017 Annual Meeting of Stockholders, Proxy Statement and 2016 Annual Report are available at http://www.differentialbrandsgroup.com/proxy2017.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The stockholder (whose signature appears in the reverse side of this proxy card) of Differential Brands Group Inc. (the “Company”) hereby appoints William Sweedler with full power of substitution, as true and lawful attorney, agent and proxy of the undersigned stockholder to cast all votes, as designated below, which the undersigned stockholder is entitled to cast as of the close of business on October 3, 2017, at the 2017 Annual Meeting of Stockholders to be held on Thursday, November 30, 2017, at 9 am Eastern Standard Time at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036 upon the following matters, which are described more fully in the Notice of 2017 Annual Meeting of Stockholders and the Proxy Statement, and any other matter as may properly come before the 2017 Annual Meeting of Stockholders or any adjournments thereof.

(continued and to be dated and signed on reverse side.)

VOTE BY TELEPHONE OR INTERNET

QUICK * * * EASY * * * IMMEDIATE

Differential Brands Group Inc.

Voting by telephone or Internet is quick, easy and immediate.  As a Differential Brands Group Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7 pm, Eastern Standard Time, on November 29, 2017.

To Vote Your Proxy By Internet

www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy By Phone

1‑866‑894‑0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

PROXY – DIFFERENTIAL BRANDS GROUP INC.

Please mark your votes like this	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS 1, 2, 4 AND 5, AND FOR “THREE YEARS” FOR PROPOSAL 3:

1. To reelect seven directors to serve on the Board of Directors until the 2018 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

	FOR	WITHHOLD

Nominees:	☐	☐
1a. William Sweedler	☐	☐
1b. Michael Buckley	☐	☐
1c. Matthew Eby	☐	☐
1d. Kelly Hoffman	☐	☐
1e. Walter McLallen	☐	☐
1f. Kent Savage	☐	☐
1g. Andrew Tarshis
	FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, named executive officer compensation.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
3. To determine, on an advisory basis, the frequency of the advisory vote to approve named executive officer compensation.	☐	☐	☐	☐

4. To approve, under applicable Nasdaq Listing Rules, the removal of the restrictions on the exercise of the SWIMS Warrant and the conversion of the SWIMS Convertible Note to permit the issuance, in excess of 19.99% of the common stock outstanding prior to such issuance, of: (1) the common stock underlying the SWIMS Warrant, (2) the Class A‑1 Preferred Stock underlying the SWIMS Convertible Note, and (3) the common stock underlying the Class A‑1 Preferred Stock.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

☐  I PLAN TO ATTEND THE NOVEMBER 7, 2016 ANNUAL MEETING OF STOCKHOLDERS.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters.

IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 4 AND 5, FOR “THREE YEARS” IN PROPOSAL 3 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

☐  I PLAN TO ATTEND THE NOVEMBER 30, 2017 ANNUAL MEETING OF STOCKHOLDERS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature of Stockholder or Authorized Representative                                                                                Date                                                                          .

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, give full title as such. If the signer is a partnership, please sign in partnership name by authorized person.